EXHIBIT 99.1

               MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of March 1, 2008, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"): except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2008 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and LaSalle Bank National Association, as certificate administrator (in such capacity, the "Certificate Administrator") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS") and Lehman Brothers Inc. ("Lehman Brothers" and, together with BAS, the "Underwriters") pursuant to an underwriting agreement, dated as of March 5, 2008 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Offered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agency agreement, dated as of March 5, 2008 (the "Private Placement Agency Agreement"), between BACM and BAS. The Offered Certificates are more fully described in the prospectus dated March 5, 2008 (the "Base Prospectus"), and the supplement to the Base Prospectus dated March 5, 2008 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated March 5, 2008 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of March 5, 2008 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions and such other adjustments, which amount shall be payable on or about March 18, 2008 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered or caused to be delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set of Mortgage Loans are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set of Mortgage Loans shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.


            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.


            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Each party agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.


            The Closing Documents shall consist of the following, and the delivery thereof on or prior to the Closing Date can only be waived and modified by mutual consent of the parties hereto:

            (a) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (b) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (c) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (d) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (e) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency; and

            (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (h) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (i) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.


            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, NATIONAL
                                          ASSOCIATION



                                       By: /s/ Stephen L. Hogue
                                          ------------------------------------
                                          Name: Stephen L. Hogue
                                          Title: Principal



                                       BANC OF AMERICA COMMERCIAL
                                          MORTGAGE INC.




                                       By: /s/ John S. Palmer
                                          ------------------------------------
                                          Name: John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence    Loan Number   Loan Originator
---------   -----------   ---------------
1               3290996   LaSalle
1.1             3290996   LaSalle
1.2             3290996   LaSalle

2               3290269   LaSalle
3               3293206   LaSalle

4               3290681   LaSalle
4.1             3290681   LaSalle
4.2             3290681   LaSalle
4.3             3290681   LaSalle
4.4             3290681   LaSalle
4.5             3290681   LaSalle
4.6             3290681   LaSalle

                 Rollup   LaSalle
5               3292042   LaSalle
5.1             3292042   LaSalle
5.2             3292042   LaSalle
5.3             3292042   LaSalle
6               3292430   LaSalle
6.1             3292430   LaSalle
6.2             3292430   LaSalle
6.3             3292430   LaSalle

7               3293826   LaSalle
8               3293784   LaSalle
9               3290129   LaSalle
10              3292273   LaSalle
11              3292448   LaSalle
12              3290772   LaSalle
13              3290574   LaSalle
14              3290434   LaSalle
15              3291598   LaSalle
16              3292174   LaSalle
17              3292570   LaSalle
18              3291226   LaSalle

19              3290053   LaSalle
19.1            3290053   LaSalle
19.2            3290053   LaSalle
19.3            3290053   LaSalle
19.4            3290053   LaSalle
19.5            3290053   LaSalle
19.6            3290053   LaSalle
19.7            3290053   LaSalle
19.8            3290053   LaSalle
19.9            3290053   LaSalle
19.10           3290053   LaSalle
19.11           3290053   LaSalle
19.12           3290053   LaSalle
19.13           3290053   LaSalle
19.14           3290053   LaSalle
19.15           3290053   LaSalle

                 Rollup   LaSalle
20              3291838   LaSalle
21              3291879   LaSalle
22              3291846   LaSalle
23              3291861   LaSalle
24              3291853   LaSalle

25              3291051   LaSalle

26              3290087   LaSalle
26.1            3290087   LaSalle
26.2            3290087   LaSalle
26.3            3290087   LaSalle
26.4            3290087   LaSalle
26.5            3290087   LaSalle
26.6            3290087   LaSalle
26.7            3290087   LaSalle
26.8            3290087   LaSalle
26.9            3290087   LaSalle
26.10           3290087   LaSalle
26.11           3290087   LaSalle
26.12           3290087   LaSalle
26.13           3290087   LaSalle
26.14           3290087   LaSalle
26.15           3290087   LaSalle

27              3291820   LaSalle
28              3290418   LaSalle
29              3290004   LaSalle
30              3292687   LaSalle
31              3292489   LaSalle
32              3292661   LaSalle
33              3292737   LaSalle
34              3290806   LaSalle
35              3291556   LaSalle
36              3290475   LaSalle
37              3290764   LaSalle

38              3293347   LaSalle
38.1            3293347   LaSalle
38.2            3293347   LaSalle
38.3            3293347   LaSalle
38.4            3293347   LaSalle
38.5            3293347   LaSalle
38.6            3293347   LaSalle
38.7            3293347   LaSalle
38.8            3293347   LaSalle
38.9            3293347   LaSalle
38.1            3293347   LaSalle
38.11           3293347   LaSalle
38.12           3293347   LaSalle

39              3290111   LaSalle
40              3291275   LaSalle
41              3291366   LaSalle
42              3291747   LaSalle
43              3290830   LaSalle
44              3291283   LaSalle
45              3292828   LaSalle
46              3290046   LaSalle
47              3290517   LaSalle
48              3292166   LaSalle
49              3292265   LaSalle
50              3292885   LaSalle
51              3291408   LaSalle
52              3290939   LaSalle
53              3290137   LaSalle
54              3290202   LaSalle
55              3291218   LaSalle
56              3293057   LaSalle
57              3293321   LaSalle

                 Rollup   LaSalle
58              3291416   LaSalle
59              3291531   LaSalle

60              3293073   LaSalle
61              3292836   LaSalle
62              3292208   LaSalle
63              3292604   LaSalle
64              3290509   LaSalle
65              3291291   LaSalle
66              3293263   LaSalle
67              3291721   LaSalle
68              3293511   LaSalle
69              3291523   LaSalle
70              3291010   LaSalle
71              3292901   LaSalle
72              3292968   LaSalle

                 Rollup   LaSalle
73              3290616   LaSalle
74              3291333   LaSalle

75              3293768   LaSalle
76              3291507   LaSalle
77              3290160   LaSalle
78              3293388   LaSalle
79              3293123   LaSalle
80              3293164   LaSalle
81              3293313   LaSalle
82              3291358   LaSalle
83              3290715   LaSalle
84              3290491   LaSalle
85              3292216   LaSalle
86              3293032   LaSalle
87              3290236   LaSalle
88              3290012   LaSalle
89              3293743   LaSalle
90              3292554   LaSalle
91              3291127   LaSalle
92              3293834   LaSalle
93              3292596   LaSalle
94              3291424   LaSalle
95              3292018   LaSalle
96              3292794   LaSalle
97              3292877   LaSalle

                 Rollup   LaSalle
98              3290319   LaSalle
99              3290103   LaSalle

100             3292588   LaSalle
101             3293859   LaSalle
102             3291895   LaSalle
103             3291960   LaSalle
104             3293008   LaSalle
105             3290335   LaSalle
106             3290558   LaSalle
107             3292190   LaSalle
108             3292786   LaSalle
109             3292091   LaSalle
110             3290988   LaSalle
111             3293339   LaSalle
112             3292125   LaSalle
113             3291184   LaSalle
114             3290392   LaSalle
115             3291630   LaSalle
116             3291325   LaSalle
117             3290533   LaSalle
118             3292984   LaSalle
119             3291580   LaSalle
120             3293651   LaSalle
121             3290525   LaSalle
122             3291390   LaSalle
123             3291374   LaSalle
124             3292810   LaSalle
125             3291549   LaSalle
126             3292745   LaSalle
127             3290962   LaSalle
128             3292034   LaSalle
129             3291713   LaSalle
130             3291382   LaSalle
131             3292943   LaSalle
132             3290186   LaSalle
133             3290244   LaSalle
134             3293156   LaSalle
135             3293560   LaSalle
136             3293016   LaSalle
137             3290483   LaSalle
138             3290152   LaSalle
139             3290756   LaSalle
140             3293776   LaSalle
141             3292539   LaSalle
142             3292893   LaSalle
143             3291150   LaSalle
144             3293735   LaSalle
145             3293545   LaSalle
146             3293792   LaSalle
147             3290368   LaSalle
148             3293628   LaSalle
149             3292406   LaSalle
150             3293677   LaSalle
151             3290632   LaSalle
152             3290657   LaSalle

153             3292471   LaSalle
153.1           3292471   LaSalle
153.2           3292471   LaSalle

154             3292521   LaSalle
155             3290954   LaSalle
156             3291978   LaSalle
157             3293230   LaSalle
158             3293065   LaSalle
159             3293610   LaSalle
160             3291986   LaSalle
161             3293099   LaSalle
162             3293685   LaSalle
163             3290731   LaSalle
164             3291143   LaSalle
165             3293586   LaSalle
166             3291002   LaSalle

167             3291432   LaSalle
167.1           3291432   LaSalle
167.2           3291432   LaSalle

168             3291929   LaSalle
169             3290889   LaSalle
170             3292372   LaSalle

171             3293040   LaSalle
171.1           3293040   LaSalle
171.2           3293040   LaSalle
171.3           3293040   LaSalle

172             3293578   LaSalle
173             3290673   LaSalle
174             3293354   LaSalle
175             3291168   LaSalle
176             3293537   LaSalle
177             3292729   LaSalle
178             3291564   LaSalle
179             3292778   LaSalle
180             3292919   LaSalle
181             3291911   LaSalle
182             3292307   LaSalle
183             3290822   LaSalle
184             3292950   LaSalle
185             3290020   LaSalle
186             3292331   LaSalle
187             3292075   LaSalle
188             3291788   LaSalle
189             3290970   LaSalle
190             3290541   LaSalle
191             3292513   LaSalle
192             3293727   LaSalle
193             3292620   LaSalle
194             3290095   LaSalle
195             3292869   LaSalle

196             3290897   LaSalle
196.1           3290897   LaSalle
196.2           3290897   LaSalle
196.3           3290897   LaSalle

197             3291739   LaSalle
198             3293495   LaSalle

199             3290798   LaSalle
199.1           3290798   LaSalle
199.2           3290798   LaSalle
199.3           3290798   LaSalle

200             3292257   LaSalle
201             3292802   LaSalle
202             3291945   LaSalle
203             3292562   LaSalle
204             3290855   LaSalle
205             3291655   LaSalle
206             3290293   LaSalle
207             3292109   LaSalle
208             3293701   LaSalle
209             3292463   LaSalle
210             3292000   LaSalle
211             3290079   LaSalle
212             3292752   LaSalle
213             3291101   LaSalle
214             3290723   LaSalle
215             3290384   LaSalle
216             3291317   LaSalle
217             3291309   LaSalle
218             3291663   LaSalle
219             3290566   LaSalle
220             3293024   LaSalle
221             3290061   LaSalle
222             3290624   LaSalle
223             3290285   LaSalle
224             3293529   LaSalle
225             3291689   LaSalle
226             3291671   LaSalle
227             3293594   LaSalle
228             3292133   LaSalle
229             3292505   LaSalle
230             3292497   LaSalle
231             3292927   LaSalle
232             3291937   LaSalle
233             3290400   LaSalle
234             3292141   LaSalle
235             3290145   LaSalle
236             3290228   LaSalle
237             3291440   LaSalle
238             3291028   LaSalle


Sequence    Property Name
---------   -----------------------------------------------------------------------------------------------
1           COPT Office Portfolio (Rollup)
1.1         Washington Technology Park I
1.2         Washington Technology Park II

2           600 West Chicago
3           The Hallmark Building

4           Boulder Green Office & Industrial Portfolio (Rollup)
4.1         875 & 888 South University Park Boulevard
4.2         830 South Greenville Avenue
4.3         3281 West County Road
4.4         10951 Lakeview Avenue
4.5         1617 Southwood Drive
4.6         1908 110th Street

            Memphis and Orlando Industrial Portfolio Crossed Loans
5           Memphis Industrial Portfolio (Rollup)
5.1         8370-8500 Wolf Lake Drive
5.2         3080-3150 Stage Post Drive
5.3         7850-8024 Stage Hills Boulevard
6           Orlando Industrial Portfolio (Rollup)
6.1         Kennedy Commerce Center
6.2         Kirkman Commerce Center
6.3         Edgewater Commerce Center

7           Two Liberty Center
8           Yosemite View Lodge
9           255 Rockville Pike
10          Northgate/Blackhawk Corporate Center
11          Paradise Valley Corporate Center
12          Capitol Square Office Building
13          Aventerra Apartments
14          AmSouth Center - Shreveport
15          Hyatt on Capitol Hill
16          824 Market
17          Poplar Run Office Building
18          Forest Lake Apartments

19          Southeast Bank Portfolio Pool A (Rollup)
19.1        Cypress Point
19.2        Bernwood Park
19.3        Hudson Office
19.4        Cheshire Sheridan
19.5        North Lockwood Ridge
19.6        University Place Office
19.7        Marco Island Office
19.8        Land O'Lakes Office
19.9        West Bradenton
19.10       Forest Drive Office
19.11       Orange City
19.12       West Placerville
19.13       Charlotte Harbor Office
19.14       Barbee Chapel Road
19.15       Edgewood

            Camino Village / Lakeside Plaza / University Avenue / Rancho Mirada / Villa Norte Crossed Loans
20          Camino Village
21          Villa Norte
22          Lakeside Plaza
23          University Avenue
24          Rancho Mirada

25          Darien Business Center

26          Southeast Bank Portfolio Pool C (Rollup)
26.1        Holiday
26.2        Grove City Office
26.3        Bluegrass Office
26.4        Garner Office
26.5        Village Circle
26.6        James Island
26.7        Cameron Park
26.8        LaVista Road
26.9        Cedar Shores Office
26.10       Haddonfield - Kings
26.11       Sonora-Branch
26.12       Staples Mill
26.13       Bloomingdale
26.14       Park Hill
26.15       Chester

27          Lakeshore Apartments
28          AmSouth Center - Jackson
29          1007 Church Street
30          Reserve at Westland
31          Peddler's Village
32          Renaissance Office Park
33          River Ridge Apartments
34          Carrington Ridge
35          Holiday Inn Select Norfolk
36          Arrowhead Insurance Building
37          Capital Bank Plaza

38          UNH Apartment Portfolio (Rollup)
38.1        10-14 Strafford Avenue
38.2        Tudor
38.3        Scott
38.4        Webster
38.5        Demerritt
38.6        Millpond
38.7        Brett
38.8        Gorham
38.9        Runlett
38.1        Crescent
38.11       Sumner Place
38.12       Smart

39          236 North Riverside Park Plaza
40          Gateway Retail Center
41          Grove Park Apartments
42          KMS Building
43          Cedar Lodge
44          GE Transportation Systems
45          Sandwich Plaza
46          1301 University Avenue Southeast
47          Auman Portfolio - Ashley Oaks
48          Napa Medical Office Building
49          Northbrook Court Professional Plaza
50          Security Office Park
51          Hampton Inn - Monroeville, PA
52          College Park Plaza
53          2800 Gateway Oaks Drive
54          4400 Building
55          Foothill Crossing
56          Stoney Run Apartments
57          Tower Apartments

            Hampton Inn and Holiday Inn Express & Suites Crossed Loans
58          Hampton Inn Oxford, MS
59          Holiday Inn Express & Suites - Oxford

60          Sugar Land Medical Pavilion
61          Sanford Brown Building
62          NNN - Marriott Summit Watch
63          Pyramids Village
64          Augusta Woods
65          Glacier Point Apartments
66          Copper Basin
67          Kingsbury Square
68          Viking Plaza
69          Holiday Inn & Suites Tallahassee
70          Crescent Gardens Apartments
71          Shadow Mountain Apartments
72          ARI - Sorrento Ridge Corp Center

            Barclay Apartments and Greenwich Townhomes Crossed Loans
73          Barclay Apartments
74          Greenwich Townhomes

75          Woodhill Apartments
76          Hilton Garden Inn Nashville/Smyrna
77          343 W. Erie
78          University Park MHC
79          Tanglewood Apartments
80          Texas Trial Lawyers
81          Times Square Shopping Center
82          Gresham Plaza
83          Bristol Green Apartments
84          AT&T Administrative Office
85          NNN - Offices at Interwood
86          SpringHill Suites Savannah Airport
87          5 Industrial Drive West
88          10100 North Central Expressway
89          Wingate Inn Mooresville-Charlotte
90          Plymouth Rock RV Resort
91          ESG Medical Office
92          Courtyard by Marriott - Alcoa, TN
93          Pyramid Place Shops
94          Hampton Inn Knoxville - East
95          Mammoth Mall
96          Round Top RV Park
97          Schoolcraft Business Park

            638 Independence Parkway and 184 Business Park Dr. Crossed Loans
98          638 Independence Parkway
99          184 Business Park Dr.

100         Prairie Vista III
101         The Galleries of Syracuse
102         Lexington Apts
103         Madison County SS
104         Spanish Vista Office
105         6770 Bermuda
106         Auman Portfolio - Wendover West Apartments
107         NNN - Gallery Building
108         Rose Garden Apartments
109         Mill River Office Building
110         Concourse Business Park
111         Townbridge Place Apartments
112         Monarch Hotel & Conference Center
113         Farm Fresh Harbor Heights
114         Altadena Shopping Center
115         Independence Plaza
116         Greenville Business Center
117         Auman Portfolio-Misty Creek
118         South Power Medical
119         Hunters Mountain Mobile Estates
120         Wedgebrooke Heathrock Office
121         Auman Portfolio-Aspen Woods
122         Hampton Inn - Greenville
123         Hamilton Place
124         S Street Office
125         Holiday Inn Express Knoxville-Strawberry Plains
126         Riverside Crossing
127         Comfort Inn I-95 North
128         Marineland Village
129         Kenwood Court
130         Hampton Inn - Farmville, VA
131         Shops at Katy
132         4221 Forbes Blvd
133         51 Morgan Drive
134         Tate's Creek
135         Walgreens, Plainfield
136         Sportsmans Warehouse, Roger AR
137         Associated Wholesale Grocers
138         320 Washington Street
139         Campus Courtyard II
140         Yorkville Industrial
141         Pier One Retail in Pompano Beach
142         Security Square
143         Extra Space- Lodi
144         Wingate Inn - Vienna, WV
145         Walgreens - Mt. Juliet
146         Youree Plaza
147         A-1 Storage of Lafayette
148         Walgreens, Torrington
149         One University Place
150         Westview Garden Apartments
151         Beehive Self Storage
152         Bighorn Apartments

153         Peabody & Dartmouth Portfolio (Rollup)
153.1       Peabody & Dartmouth-Peabody
153.2       Peabody & Dartmouth-Dartmouth

154         Philadelphia Retail
155         Comfort Inn - Bellville
156         Magnolia Lane Apartments
157         The Oaks Shopping Center
158         Suburban Extended Stay Concord, NC
159         Walgreens - San Francisco
160         Main Retail Center
161         Summerlake Mobile Home Park
162         Westview Retail
163         Burlington Coat Factory
164         Express Self Storage
165         Walgreens Rock Island
166         Country Inn & Suites Indianapolis-North

167         Harbor Towne Complex & 437 Franklin Portfolio (Rollup)
167.1       Harbor Towne Complex
167.2       437 Franklin

168         Linden Square
169         Cherry Tree Crossing
170         One Monument Way

171         Starbucks Midwest Portfolio (Rollup)
171.1       2050 West Kenosha Street
171.2       1702 South Muskogee Avenue
171.3       4755 Southeast 29th Street

172         Walgreens - Portland
173         Blankenbaker Place
174         Union Bank Plaza
175         Exxon Mobil
176         Voyager Bank Building
177         Rite Aid Pinckney
178         Homestead Crossing
179         Rome Apartments
180         Shady Acres and Fairgrove MHP
181         Lincoln Center
182         Northwood Court Retail Center
183         Castro Valley Strip Center
184         Sleep Inn - Wilson, NC
185         11th and Sherman
186         Obici Office/Warehouse
187         Ferraro Plaza
188         Lake of the Woods
189         Comfort Suites - Columbus, GA
190         Auman Portfolio-Summit Station
191         Perryville Crossing
192         Whitewater Plaza
193         Quality Inn - Bellville
194         169 & 173 East 116th Street
195         Schlib II

196         Chicago Bank Portfolio (Rollup)
196.1       8267 South Roberts Road
196.2       7600 West 63rd Street
196.3       2154 West Madison Street

197         Kingswood Mobile Home Park
198         Victoria Square Apartments

199         Carolina Self Storage Portfolio (Rollup)
199.1       Carolina Self Storage - Palmetto
199.2       Carolina Self Storage - Forest City
199.3       Carolina Self Storage - Kings Mountain

200         North Towne Apartments
201         Rutland Manor
202         Logan Park
203         Pollock Office
204         Centennial Plaza at Riverlakes
205         Jones Plaza
206         6259 Bandini Boulevard
207         Mission Apartments
208         Wharton Shopping Center
209         Park View Business Center
210         Ashworth Apartments
211         1552-54 North Milwaukee Avenue
212         Rolling Green Apartments
213         Easley Plaza and Storage
214         Brosnan Apartments
215         All Secure Self Storage
216         Golfview Drive
217         Golden Hills MHP
218         JPMorgan Chase Bank
219         Aurora Health Care
220         Spring Tree Apartments
221         1538 North Milwaukee
222         Barnes Plaza
223         61st Street Retail Center
224         VIP LaFeria Park
225         Kannapolis Self Storage
226         JPA Apartments
227         Walgreens - Rockford
228         Mooresville Retail
229         Perry Self Storage
230         Pembroke James Towne Offices
231         Shady Grove Mobile Home Village
232         Lock Box East
233         AM Medical Properties
234         Morton Office
235         3 Executive Park Drive
236         47 McCartney Apartments
237         Henderson Apartments
238         CSK Auto
            Total

Sequence    Street Address                                                       City                State
---------   ------------------------------------------------------------------   -----------------   -------
1           Various                                                              Chantilly           VA
1.1         15000 Conference Center Drive                                        Chantilly           VA
1.2         15010 Conference Center Drive                                        Chantilly           VA

2           600 West Chicago Avenue, 900-950 West Kingsbury, 811 North Larabee   Chicago             IL
3           13873 Park Center Road                                               Dulles              VA

4           Various                                                              Various             Various
4.1         875 & 888 South University Park Boulevard                            Clearfield          UT
4.2         830 South Greenville Avenue                                          Allen               TX
4.3         3281 West County Road                                                Frankfort           IN
4.4         10951 Lakeview Avenue                                                Lenexa              KS
4.5         1617 Southwood Drive                                                 Nashua              NH
4.6         1908 110th Street                                                    Grand Prairie       TX

            Various                                                              Various             Various
5           Various                                                              Bartlett            TN
5.1         8370-8500 Wolf Lake Drive                                            Bartlett            TN
5.2         3080-3150 Stage Post Drive                                           Bartlett            TN
5.3         7850-8024 Stage Hills Boulevard                                      Bartlett            TN
6           Various                                                              Orlando             FL
6.1         995-997 West Kennedy Boulevard                                       Orlando             FL
6.2         701-775 South Kirkman Road                                           Orlando             FL
6.3         6250 Edgewater Drive                                                 Orlando             FL

7           4075 Wilson Boulevard                                                Arlington           VA
8           11136 State Highway 140                                              El Portal           CA
9           255 Rockville Pike                                                   Rockville           MD
10          20401 North 29th Avenue                                              Phoenix             AZ
11          4835 East Cactus Road                                                Scottsdale          AZ
12          65 East State Street                                                 Columbus            OH
13          1960 West Keating Avenue                                             Mesa                AZ
14          333 Texas Street                                                     Shreveport          LA
15          75 East State Street                                                 Columbus            OH
16          824 Market Street                                                    Wilmington          DE
17          5285 Shawnee Road                                                    Alexandria          VA
18          9869 Good Luck Road                                                  Lanham              MD

19          Various                                                              Various             Various
19.1        1300 Palm Coast Parkway                                              Palm Coast          FL
19.2        12851 Bonita Beach Road                                              Bonita Springs      FL
19.3        9005 State Road 52                                                   Hudson              FL
19.4        2419 Cheshire Bridge Road Northeast                                  Atlanta             GA
19.5        6056 North Lockwood Ridge Road                                       Sarasota            FL
19.6        8700 University Executive Park Drive                                 Charlotte           NC
19.7        615 Elkcam Circle                                                    Marco Island        FL
19.8        21708 State Road 54                                                  Lutz                FL
19.9        4601 Manatee Avenue West                                             Bradenton           FL
19.10       5490 Forest Drive                                                    Columbia            SC
19.11       850 South Volusia Avenue                                             Orange City         FL
19.12       3970 J Missouri Flat Road                                            Placerville         CA
19.13       22627 Bayshore Road                                                  Port Charlotte      FL
19.14       112 West Barbee Chapel Road                                          Chapel Hill         NC
19.15       3805 Macon Road                                                      Columbus            GA

            Various                                                              Various             CA
20          11255-79 and 11295 Camino Ruiz & 11345-11347 Zapata Avenue           San Diego           CA
21          3211-3251 Holiday Court                                              La Jolla            CA
22          12401-12421 Woodside Ave                                             Lakeside            CA
23          6157-6195 University Avenue and 4154-4172 Cartagena Drive            San Diego           CA
24          317-329 South Ranch Sanfa Fe Road                                    San Marcos          CA

25          7955-8205 South Cass Avenue                                          Darien              IL

26          Various                                                              Various             Various
26.1        2123 US Highway 19 North                                             Holiday             FL
26.2        2691 Placida Road                                                    Grove City          FL
26.3        1475 McFarland Road                                                  Alpharetta          GA
26.4        1145 Highway 70 West                                                 Garner              NC
26.5        200 Meadowmont Village Circle                                        Chapel Hill         NC
26.6        540 Folly Road                                                       Charleston          SC
26.7        4011 Plaza Goldorado Circle                                          Cameron Park        CA
26.8        3880 LaVista Road                                                    Tucker              GA
26.9        3620 Southeast Maricamp Road                                         Ocala               FL
26.10       17 Kings Highway West                                                Haddonfield         NJ
26.11       229 South Washington Street                                          Sonora              CA
26.12       8727 Staples Mill Road                                               Richmond            VA
26.13       110 West Bloomingdale Avenue                                         Brandon             FL
26.14       3200 John F. Kennedy Boulevard                                       North Little Rock   AR
26.15       4023 West Hundred Road                                               Chester             VA

27          3660 South Cox Avenue                                                Springfield         MO
28          200 East Capitol Street                                              Jackson             MS
29          1007 Church Street                                                   Evanston            IL
30          8700 Hopemont Way                                                    Knoxville           TN
31          Route 202 & Route 263                                                Lahaska             PA
32          2215-2389 Renaissance Drive                                          Las Vegas           NV
33          1906 River Ridge Road                                                Asheville           NC
34          860 Rock Quarry Road                                                 Stockbridge         GA
35          1570 North Military Highway                                          Norfolk             VA
36          2544 & 2548 Campbell Place                                           Carlsbad            CA
37          333 Fayetteville Street                                              Raleigh             NC

38          Various                                                              Various             NH
38.1        10-14 Strafford Avenue                                               Durham              NH
38.2        24 Madbury Road                                                      Durham              NH
38.3        22 Garrison Avenue                                                   Durham              NH
38.4        22 Madbury Road                                                      Durham              NH
38.5        10 Lee Road                                                          Madbury             NH
38.6        2 Millpond Road                                                      Durham              NH
38.7        2 Strafford Avenue                                                   Durham              NH
38.8        29 Main Street                                                       Durham              NH
38.9        25 Main Street                                                       Durham              NH
38.1        37 Madbury Road                                                      Durham              NH
38.11       33 Madbury Road                                                      Durham              NH
38.12       35 Main Street                                                       Durham              NH

39          7377 West 25th Street                                                North Riverside     IL
40          1900-1904 West Rosecans Avenue                                       Compton             CA
41          1448 Grove Park Drive                                                Columbus            GA
42          3621 South State Street                                              Ann Arbor           MI
43          9966 State Highway 140                                               El Portal           CA
44          1990 West NASA Boulevard                                             Melbourne           FL
45          65 Route 6A                                                          Sandwich            MA
46          1301 University Avenue Southeast                                     Minneapolis         MN
47          407 Guilford Colege Road                                             Greensboro          NC
48          1100 Trancas Street                                                  Napa                CA
49          1535 Lake Cook Road                                                  Northbrook          IL
50          7000-7008 Security Boulevard                                         Baltimore           MD
51          3000 Mosside Boulevard                                               Monroeville         PA
52          3091 College Park Drive                                              The Woodlands       TX
53          2800 Gateway Oaks Drive                                              Sacramento          CA
54          4400 Northeast 77th Avenue                                           Vancouver           WA
55          12401 Foothill Boulevard                                             Rancho Cucamonga    CA
56          600-611 Cobblestone Circle                                           Newport News        VA
57          15909-15911 Vermont Avenue                                           Paramount           CA

            Various                                                              Oxford              MS
58          110 Heritage Drive                                                   Oxford              MS
59          112 Heritage Drive                                                   Oxford              MS

60          14815-14987 Southwest Freeway                                        Sugar Land          TX
61          1345 Smizer Mill Road                                                Fenton              MO
62          700 Main Street                                                      Park City           UT
63          Highway 29 & East Cone Boulevard                                     Greensboro          NC
64          8330 North Brookston Drive                                           Willis              MI
65          2225 Glacier Drive                                                   Davis               CA
66          2510 East Hunt Highway                                               Queen Creek         AZ
67          182 Summer Street                                                    Kingston            MA
68          3015 Highway 29 South                                                Alexandria          MN
69          2725 Graves Road                                                     Tallahassee         FL
70          49 Arborwood Crescent                                                Rochester           NY
71          12440 North 19th Avenue                                              Phoenix             AZ
72          7220 Trade Street                                                    San Diego           CA

            Various                                                              Columbus            OH
73          2977 Barclay Square                                                  Columbus            OH
74          3556 Greenwich Street                                                Columbus            OH

75          1355 Jackson Road                                                    Augusta             GA
76          2631 Highwood Boulevard                                              Smyrna              TN
77          343 West Erie Street                                                 Chicago             IL
78          2001 Monks Avenue                                                    Mankato             MN
79          803-907 East Grandview Boulevard                                     Erie                PA
80          1220 Colorado Street                                                 Austin              TX
81          7525 West 148th Street                                               Apple Valley        MN
82          926 Northeast Main Street                                            Simpsonville        SC
83          900 Rock Quarry Road                                                 Stockbridge         GA
84          65 West Webster Street                                               Joliet              IL
85          4101 Interwood North Parkway                                         Houston             TX
86          1 Jay R Turner Drive                                                 Savannah            GA
87          5 Industrial Drive West                                              Deerfield           MA
88          10100 North Central Expressway                                       Dallas              TX
89          122 Regency Center Drive                                             Mooresville         NC
90          N7271 Lando Street                                                   Plymouth            WI
91          7300 Southwest Childs Road                                           Tigard              OR
92          141 Furrow Way                                                       Alcoa               TN
93          3545 West 86th Street                                                Indianapolis        IN
94          7445 Sawyer Lane                                                     Knoxville           TN
95          126 Old Mammoth Road                                                 Mammoth Lakes       CA
96          180 Knight Road                                                      Gettysburg          PA
97          38035 Schoolcraft; 13106-13131 Waco Court                            Livonia             MI

            Various                                                              Various             VA
98          638 Independence Parkway                                             Chesapeake          VA
99          184 Business Park Drive                                              Virginia Beach      VA

100         2401 West Alta Road                                                  Peoria              IL
101         415 South Salina Street                                              Syracuse            NY
102         8060 North Glenn Avenue                                              Fresno              CA
103         122 Yandell Road                                                     Canton              MS
104         4955 South Durango Road                                              Las Vegas           NV
105         6770 Bermuda Road                                                    Las Vegas           NV
106         4351 Hewitt Street                                                   Greensboro          NC
107         17 Exchange Street West                                              Saint Paul          MN
108         258-262 Union Avenue                                                 Framingham          MA
109         2507 Post Road (Rt. 1)                                               Fairfield           CT
110         4810-4840 Crittenden Drive                                           Louisville          KY
111         1615 Carol Sue Avenue                                                Gretna              LA
112         12566 Southeast 93rd Avenue                                          Clackamas           OR
113         Boush Street & West Tazewell Street                                  Norfolk             VA
114         5055-73 Federal Boulevard & 1551-61 Altadena Avenue                  San Diego           CA
115         400 West Illinois Avenue                                             Midland             TX
116         181 Johns Road                                                       Greer               SC
117         4203 Hewitt Street                                                   Greensboro          NC
118         215 South Power Road                                                 Mesa                AZ
119         1000 Hunters Mountain Parkway                                        Troy                AL
120         1485 International Parkway                                           Heathrow            FL
121         4202 Hewitt Street                                                   Greensboro          NC
122         47 Fisherman Lane                                                    Greenville          SC
123         117 North Hamilton Street                                            High Point          NC
124         304 S Street                                                         Sacramento          CA
125         730 Rufus Graham Road                                                Knoxville           TN
126         130 Corporate Boulevard                                              Norfolk             VA
127         5308 New Jesup Highway                                               Brunswick           GA
128         5215 West Clearwater Avenue                                          Kennewick           WA
129         1350-1364 East 53rd Street                                           Chicago             IL
130         300 Sunchase Boulevard                                               Farmville           VA
131         2001 Katy Mills Boulevard                                            Katy                TX
132         4221 Forbes Boulevard                                                Lanham              MD
133         51 Morgan Drive                                                      Norwood             MA
134         3565 Tates Creek Road                                                Lexington           KY
135         SWC IL Route 59 and IL Route 126                                     Plainfield          IL
136         4323 Pleasant Crossing Boulevard                                     Rogers              AR
137         2001 South Muskogee Avenue                                           Tahlequah           OK
138         320 Washington Street                                                Brighton            MA
139         801,803, & 805 Homeland Avenue                                       Greensboro          NC
140         13900 West Grandview Parkway                                         Sturtevant          WI
141         1979-1981 North Federal Highway                                      Pompano Beach       FL
142         250 Second Street Southwest                                          Winter Haven        FL
143         600 South Cherokee Lane                                              Lodi                CA
144         1502 Grand Central Avenue                                            Vienna              WV
145         206 Crossing Lane                                                    Mt. Juliet          TN
146         7230 Youree Drive                                                    Shreveport          LA
147         530 Stacey Court                                                     Lafayette           CO
148         1745 East Main Street                                                Torrington          CT
149         4705 University Drive                                                Durham              NC
150         4800 Hall Road                                                       Columbus            OH
151         1890 Wall Avenue                                                     Ogden               UT
152         1600 I Street                                                        Sparks              NV

153         Various                                                              Various             MA
153.1       189 Andover Street                                                   Peabody             MA
153.2       323 State Road                                                       Dartmouth           MA

154         33 South 16th Street                                                 Philadelphia        PA
155         855 Comfort Plaza Drive                                              Bellville           OH
156         1512 Hicks Circle                                                    Conway              SC
157         400 West Saint Francis Street                                        Brusly              LA
158         7725 Sossamon Lane                                                   Concord             NC
159         25 Point Lobos Avenue                                                San Francisco       CA
160         2050 South Stoughton Road                                            Madison             WI
161         4225 South Cravens Road                                              Fort Worth          TX
162         6144 North Wayne Road                                                Westland            MI
163         103 Marketplace Drive                                                Hampton             VA
164         9809 Broadway Street                                                 Pearland            TX
165         2955 18th Avenue                                                     Rock Island         IL
166         9797 North Michigan Road                                             Carmel              IN

167         Various                                                              Various             NY
167.1       1775 Baseline Road                                                   Grand Island        NY
167.2       437 Franklin Street                                                  Buffalo             NY

168         200 Linden Square Drive                                              Bristol             VA
169         9702 East Washington Street                                          Indianapolis        IN
170         One Monument Way                                                     Portland            ME

171         Various                                                              Various             OK
171.1       2050 West Kenosha Street                                             Broken Arrow        OK
171.2       1702 South Muskogee Avenue                                           Tahlequah           OK
171.3       4755 Southeast 29th Street                                           Del City            OK

172         12215 Southeast Powell Boulevard                                     Portland            OR
173         1901 Blankenbaker Parkway                                            Louisville          KY
174         2648 Watt Avenue                                                     Sacramento          CA
175         12851 East 166th Street                                              Cerritos            CA
176         10653 Wayzata Boulevard                                              Minnetonka          MN
177         75 Dexter Road                                                       Pinckney            MI
178         22350 -22382 Homestead Road                                          Cupertino           CA
179         1625 Black River Boulevard                                           Rome                NY
180         174 Benaja Road                                                      Reidsville          NC
181         10400 Mallard Creek Road                                             Charlotte           NC
182         3250 Denmark Avenue                                                  Eagan               MN
183         3300 East Castro Valley Boulevard                                    Castro Valley       CA
184         5011 Hayes Place                                                     Wilson              NC
185         2235 Southeast 11th Avenue                                           Portland            OR
186         1001 Obici Industrial Boulevard                                      Suffolk             VA
187         1401-1409 West San Carlos Street                                     San Jose            CA
188         N9070 14th Avenue                                                    Wautoma             WI
189         5236 Armour Road                                                     Columbus            GA
190         3203 Orange Street                                                   Greensboro          NC
191         5319 Pulaski Highway                                                 Perryville          MD
192         1139 West Main Street                                                Whitewater          WI
193         1000 Comfort Plaza Drive                                             Bellville           OH
194         169 & 173 East 116th Street                                          New York            NY
195         30844 Century Drive & 50768 Varsity Drive                            Wixom               MI

196         Various                                                              Various             IL
196.1       8267 South Roberts Road                                              Bridgeview          IL
196.2       7600 West 63rd Street                                                Summit              IL
196.3       2154 West Madison Street                                             Chicago             IL

197         210 South King Charles Court                                         Rocky Mount         NC
198         2307 Northwest 38th Street                                           Lawton              OK

199         Various                                                              Various             Various
199.1       1840 J.A. Cochran Bypass                                             Chester             SC
199.2       903 West Main Street                                                 Forest City         NC
199.3       717 York Road                                                        Kings Mountain      NC

200         8609 Camp Columbus Road and 1935 McConnell School Lane               Hixson              TN
201         3 Rutland Street                                                     Dover               NH
202         13343 & 13385 West Foxfire Drive                                     Surprise            AZ
203         150 Portola Road                                                     Portola Valley      CA
204         4801 Coffee Road                                                     Bakersfield         CA
205         3605-3705 North Main Street                                          Taylor              TX
206         6259 Bandini Boulevard                                               Commerce            CA
207         9407 East Mission Avenue                                             Spokane Valley      WA
208         1261 US Highway 59                                                   Wharton             TX
209         W134 N5345-57 Campbell Drive                                         Menomonee Falls     WI
210         145 West McMillian Avenue                                            Cincinnati          OH
211         1552-54 North Milwaukee Avenue                                       Chicago             IL
212         1826-1858 37th Street Northwest                                      Rochester           MN
213         714 South Pendleton Street                                           Easley              SC
214         35 Brosnan Street                                                    San Francisco       CA
215         5510 West Sample Street                                              South Bend          IN
216         91-93-95 Golfview Drive                                              Monaca              PA
217         7865 West Highway 40                                                 Ocala               FL
218         7605 West 88th Avenue                                                Westminster         CO
219         4025 and 4067 North 92nd Street                                      Milwaukee           WI
220         30600 LA Highway 16                                                  Denham Springs      LA
221         1538 North Milwaukee Avenue                                          Chicago             IL
222         6045 Barnes Road                                                     Colorado Springs    CO
223         2808 61st Street                                                     Galveston           TX
224         600 East Expressway 83                                               La Feria            TX
225         2745 North Cannon Boulevard                                          Kannapolis          NC
226         2006 Jefferson Park Avenue                                           Charlottesville     VA
227         1602 Kishwaukee Street                                               Rockford            IL
228         131 Williamson Road                                                  Mooresville         NC
229         518 General Courtney Hodges Boulevard                                Perry               GA
230         37605-37641 Pembroke Road                                            Livonia             MI
231         1301 South Park Street                                               Sapulpa             OK
232         1700 East Marshall Avenue                                            Longview            TX
233         2086 North 1700 West                                                 Layton              UT
234         1131 East Westview Court                                             Spokane             WA
235         3 Halfmoon Executive Park Drive                                      Clifton Park        NY
236         47 McCartney Avenue                                                  Morgantown          WV
237         2624 Henderson Avenue                                                Hurricane           WV
238         7479 South Power Road                                                Queen Creek         AZ


Sequence    Zip Code   Mortgage Rate    Amortization Basis   Original Balance   Cut-off Date Balance
---------   --------   -------------    ------------------   ----------------   --------------------
1              20151           5.650%   Actual/360                150,000,000            150,000,000
1.1            20151                                               96,000,000             96,000,000
1.2            20151                                               54,000,000             54,000,000

2              60610           5.680%   Actual/360                134,000,000            134,000,000
3              20171           5.760%   Actual/360                 64,000,000             64,000,000

4            Various           5.700%   Actual/360                 62,000,000             62,000,000
4.1            84015                                               24,386,667             24,386,667
4.2            75002                                                9,093,333              9,093,333
4.3            46041                                                9,093,333              9,093,333
4.4            66219                                                8,225,333              8,225,333
4.5            03063                                                6,282,667              6,282,667
4.6            75050                                                4,918,667              4,918,667

             Various                    Actual/360                 59,495,000             59,495,000
5              38133           5.660%   Actual/360                 34,700,000             34,700,000
5.1            38133                                               18,678,230             18,678,230
5.2            38133                                               11,663,517             11,663,517
5.3            38133                                                4,358,254              4,358,254
6            Various           5.670%   Actual/360                 24,795,000             24,795,000
6.1            32810                                               10,845,000             10,845,000
6.2            32811                                                9,850,000              9,850,000
6.3            32810                                                4,100,000              4,100,000

7              22203           5.510%   Actual/360                 52,000,000             52,000,000
8              95318           6.330%   Actual/360                 43,650,000             43,459,555
9              20850           6.650%   Actual/360                 40,000,000             40,000,000
10             85027           6.010%   Actual/360                 37,690,000             37,690,000
11             85254           5.900%   Actual/360                 37,500,000             37,500,000
12             43215           6.500%   Actual/360                 32,600,000             32,600,000
13             85202           5.844%   Actual/360                 32,500,000             32,500,000
14             71101           5.760%   Actual/360                 32,000,000             32,000,000
15             43215           6.550%   Actual/360                 32,000,000             32,000,000
16             19801           6.135%   Actual/360                 29,280,000             29,280,000
17             22312           5.760%   Actual/360                 28,000,000             28,000,000
18             20706           5.580%   Actual/360                 26,800,000             26,800,000

19           Various           6.800%   Actual/360                 26,400,000             26,400,000
19.1           32137                                                3,143,000              3,143,000
19.2           34135                                                3,050,000              3,050,000
19.3           34669                                                2,870,000              2,870,000
19.4           30324                                                2,625,000              2,625,000
19.5           34243                                                2,570,000              2,570,000
19.6           28262                                                2,394,000              2,394,000
19.7           34145                                                2,200,000              2,200,000
19.8           33549                                                1,620,000              1,620,000
19.9           34209                                                1,300,000              1,300,000
19.10          29206                                                1,080,000              1,080,000
19.11          32763                                                1,040,000              1,040,000
19.12          95667                                                  990,000                990,000
19.13          33980                                                  590,000                590,000
19.14          27517                                                  518,000                518,000
19.15          31907                                                  410,000                410,000

             Various                    Actual/360                 25,250,000             25,250,000
20             92126           6.390%   Actual/360                  6,260,000              6,260,000
21             92037           6.390%   Actual/360                  5,875,000              5,875,000
22             92040           6.390%   Actual/360                  5,325,000              5,325,000
23             92115           6.390%   Actual/360                  4,515,000              4,515,000
24             92078           6.390%   Actual/360                  3,275,000              3,275,000

25             60561           6.296%   Actual/360                 23,040,000             23,040,000

26           Various           6.800%   Actual/360                 22,710,000             22,710,000
26.1           34691                                                3,100,000              3,100,000
26.2           34224                                                2,345,000              2,345,000
26.3           30005                                                2,300,000              2,300,000
26.4           27529                                                2,235,000              2,235,000
26.5           27517                                                1,900,000              1,900,000
26.6           29412                                                1,600,000              1,600,000
26.7           95682                                                1,525,000              1,525,000
26.8           30084                                                1,450,000              1,450,000
26.9           34471                                                1,350,000              1,350,000
26.10          08033                                                1,200,000              1,200,000
26.11          95370                                                  990,000                990,000
26.12          23228                                                  860,000                860,000
26.13          33511                                                  860,000                860,000
26.14          72116                                                  615,000                615,000
26.15          23831                                                  380,000                380,000

27             65807           6.320%   Actual/360                 22,500,000             22,500,000
28             39201           6.360%   Actual/360                 22,000,000             22,000,000
29             60201           5.510%   Actual/360                 21,600,000             21,600,000
30             37923           6.030%   Actual/360                 21,000,000             21,000,000
31             18931           6.420%   Actual/360                 20,000,000             20,000,000
32             89119           5.940%   Actual/360                 19,875,000             19,875,000
33             28803           5.885%   Actual/360                 19,646,250             19,646,250
34             30281           5.560%   Actual/360                 19,500,000             19,500,000
35             23502           6.310%   Actual/360                 19,500,000             19,414,546
36             92009           5.950%   Actual/360                 18,500,000             18,500,000
37             27601           5.770%   Actual/360                 18,400,000             18,400,000

38           Various           6.100%   Actual/360                 18,000,000             18,000,000
38.1           03824                                                4,687,473              4,687,473
38.2           03824                                                3,092,333              3,092,333
38.3           03824                                                2,014,914              2,014,914
38.4           03824                                                1,888,982              1,888,982
38.5           03823                                                1,065,000              1,065,000
38.6           03824                                                  900,000                900,000
38.7           03824                                                  895,000                895,000
38.8           03824                                                  870,000                870,000
38.9           03824                                                  845,000                845,000
38.1           03824                                                  790,574                790,574
38.11          03824                                                  510,725                510,725
38.12          03824                                                  440,000                440,000

39             60546           6.500%   Actual/360                 17,400,000             17,326,894
40             90220           5.700%   Actual/360                 17,000,000             17,000,000
41             31904           6.220%   Actual/360                 17,000,000             16,893,650
42             48108           6.030%   Actual/360                 16,750,000             16,750,000
43             95318           6.450%   Actual/360                 16,350,000             16,265,200
44             32904           6.310%   Actual/360                 16,000,000             16,000,000
45             02563           6.330%   Actual/360                 15,825,000             15,825,000
46             55414           6.250%   Actual/360                 15,375,000             15,375,000
47             27409           6.080%   Actual/360                 15,120,000             15,120,000
48             94558           5.970%   Actual/360                 15,000,000             15,000,000
49             60062           6.320%   Actual/360                 14,150,000             14,150,000
50             21244           5.760%   Actual/360                 14,080,000             14,080,000
51             15146           6.455%   Actual/360                 13,750,000             13,750,000
52             77384           6.220%   Actual/360                 13,200,000             13,200,000
53             95833           6.350%   Actual/360                 13,000,000             13,000,000
54             98662           5.910%   Actual/360                 13,000,000             13,000,000
55             91730           5.810%   Actual/360                 13,000,000             13,000,000
56             23602           5.810%   Actual/360                 12,800,000             12,800,000
57             90723           6.550%   Actual/360                 12,500,000             12,500,000

               38655                    Actual/360                 12,300,000             12,192,771
58             38655           6.650%   Actual/360                  7,100,000              7,038,104
59             38655           6.650%   Actual/360                  5,200,000              5,154,667

60             77478           5.885%   Actual/360                 12,000,000             12,000,000
61             63026           5.760%   Actual/360                 11,500,000             11,500,000
62             84060           6.270%   Actual/360                 11,100,000             11,100,000
63             27405           6.210%   Actual/360                 11,000,000             11,000,000
64             48191           6.296%   Actual/360                 10,700,000             10,700,000
65             95616           5.640%   Actual/360                 10,600,000             10,600,000
66             85243           6.240%   Actual/360                 10,575,000             10,575,000
67             02364           6.330%   Actual/360                 10,574,000             10,574,000
68             56308           6.300%   Actual/360                 10,525,000             10,525,000
69             32303           6.780%   Actual/360                 10,500,000             10,418,504
70             14165           6.330%   Actual/360                 10,230,000             10,230,000
71             85029           5.990%   Actual/360                 10,000,000             10,000,000
72             92121           6.230%   Actual/360                 10,000,000             10,000,000

             Various                    Actual/360                  9,630,000              9,577,857
73             43209           6.250%   Actual/360                  6,910,000              6,872,585
74             43224           6.250%   Actual/360                  2,720,000              2,705,272

75             30909           6.290%   Actual/360                  9,500,000              9,500,000
76             37167           6.410%   Actual/360                  9,500,000              9,425,208
77             60610           5.970%   Actual/360                  9,300,000              9,263,204
78             56001           6.260%   Actual/360                  9,125,000              9,125,000
79             16504           6.530%   Actual/360                  9,100,000              9,100,000
80             78701           6.130%   Actual/360                  9,000,000              9,000,000
81             55124           6.440%   Actual/360                  9,000,000              8,953,220
82             29681           6.320%   Actual/360                  8,911,000              8,911,000
83             30281           6.330%   Actual/360                  8,550,000              8,550,000
84             60435           5.970%   Actual/360                  8,309,000              8,254,106
85             77032           5.935%   Actual/360                  8,250,000              8,250,000
86             31408           6.640%   Actual/360                  8,250,000              8,208,947
87             01373           6.580%   Actual/360                  8,075,000              8,075,000
88             75206           5.590%   Actual/360                  8,000,000              8,000,000
89             28117           6.450%   Actual/360                  7,750,000              7,680,054
90             53073           6.465%   Actual/360                  7,500,000              7,500,000
91             97224           5.860%   Actual/360                  7,400,000              7,400,000
92             37701           6.820%   Actual/360                  7,050,000              7,050,000
93             46268           6.550%   Actual/360                  7,025,000              7,025,000
94             37924           6.400%   Actual/360                  7,055,000              7,009,194
95             93546           6.320%   Actual/360                  7,000,000              7,000,000
96             17325           6.660%   Actual/360                  7,000,000              7,000,000
97             48150           6.570%   Actual/360                  6,950,000              6,950,000

             Various                    Actual/360                  6,930,000              6,930,000
98             23320           5.860%   Actual/360                  4,000,000              4,000,000
99             23462           5.860%   Actual/360                  2,930,000              2,930,000

100            61615           6.300%   Actual/360                  6,750,000              6,750,000
101            13202           6.682%   Actual/360                  6,525,000              6,525,000
102            93711           5.980%   Actual/360                  6,500,000              6,500,000
103            39046           6.330%   Actual/360                  6,475,000              6,475,000
104            89113           6.240%   Actual/360                  6,450,000              6,450,000
105            89119           6.470%   Actual/360                  6,200,000              6,200,000
106            27407           6.260%   Actual/360                  6,080,000              6,080,000
107            55102           5.760%   Actual/360                  6,000,000              6,000,000
108            01702           6.440%   Actual/360                  6,000,000              6,000,000
109            06890           6.200%   Actual/360                  6,000,000              6,000,000
110            40209           6.430%   Actual/360                  6,000,000              6,000,000
111            70056           6.650%   Actual/360                  6,000,000              5,970,208
112            97015           5.700%   Actual/360                  6,000,000              5,958,000
113            23510           6.430%   Actual/360                  5,925,000              5,925,000
114            92102           6.120%   Actual/360                  5,900,000              5,900,000
115            79701           6.140%   Actual/360                  5,744,000              5,744,000
116            29650           5.650%   Actual/360                  5,650,000              5,650,000
117            27407           6.260%   Actual/360                  5,600,000              5,600,000
118            85206           6.510%   Actual/360                  5,500,000              5,500,000
119            36079           6.630%   Actual/360                  5,450,000              5,422,820
120            32746           6.260%   Actual/360                  5,400,000              5,400,000
121            27407           6.260%   Actual/360                  5,360,000              5,360,000
122            29615           6.290%   Actual/360                  5,400,000              5,356,623
123            27260           6.610%   Actual/360                  5,360,000              5,319,203
124            95811           6.280%   Actual/360                  5,300,000              5,300,000
125            37924           6.400%   Actual/360                  5,315,000              5,280,491
126            23502           6.220%   Actual/360                  5,250,000              5,250,000
127            31523           6.370%   Actual/360                  5,200,000              5,152,418
128            99336           6.120%   Actual/360                  5,000,000              5,000,000
129            60615           6.070%   Actual/360                  5,000,000              5,000,000
130            23901           6.390%   Actual/360                  4,950,000              4,950,000
131            77494           6.430%   Actual/360                  4,800,000              4,800,000
132            20706           5.680%   Actual/360                  4,800,000              4,800,000
133            02062           6.280%   Actual/360                  4,725,000              4,725,000
134            40517           6.310%   Actual/360                  4,650,000              4,650,000
135            60544           5.790%   Actual/360                  4,576,000              4,576,000
136            72758           6.460%   Actual/360                  4,510,000              4,510,000
137            74464           5.740%   Actual/360                  4,500,000              4,500,000
138            02135           6.090%   Actual/360                  4,500,000              4,500,000
139            27405           5.810%   Actual/360                  4,500,000              4,482,021
140            53177           5.900%   Actual/360                  4,440,000              4,440,000
141            33062           6.580%   Actual/360                  4,350,000              4,350,000
142            33881           6.530%   Actual/360                  4,250,000              4,250,000
143            95240           6.480%   Actual/360                  4,200,000              4,200,000
144            26105           6.440%   Actual/360                  4,200,000              4,167,100
145            37122           6.420%   Actual/360                  4,150,000              4,150,000
146            71105           6.530%   Actual/360                  4,128,000              4,106,959
147            80026           6.390%   Actual/360                  4,100,000              4,100,000
148            06790           5.790%   Actual/360                  4,085,000              4,085,000
149            27707           6.030%   Actual/360                  4,100,000              4,047,669
150            43228           6.390%   Actual/360                  4,020,000              4,020,000
151            84401           6.330%   Actual/360                  4,000,000              4,000,000
152            89431           5.750%   Actual/360                  4,000,000              4,000,000

153          Various           5.700%   Actual/360                  4,000,000              4,000,000
153.1          01960                                                2,792,453              2,792,453
153.2          02747                                                1,207,547              1,207,547

154            19102           6.460%   Actual/360                  4,000,000              3,976,275
155            44813           5.980%   Actual/360                  4,000,000              3,940,369
156            29526           6.270%   Actual/360                  3,950,000              3,925,560
157            70719           6.420%   Actual/360                  3,896,730              3,896,730
158            28027           6.380%   Actual/360                  3,850,000              3,814,831
159            94121           6.200%   Actual/360                  3,650,000              3,650,000
160            53716           6.430%   Actual/360                  3,600,000              3,600,000
161            76119           6.050%   Actual/360                  3,600,000              3,600,000
162            48185           6.490%   Actual/360                  3,615,000              3,599,778
163            23666           6.610%   Actual/360                  3,600,000              3,576,733
164            77584           5.930%   Actual/360                  3,500,000              3,500,000
165            61201           5.900%   Actual/360                  3,500,000              3,500,000
166            46032           6.420%   Actual/360                  3,500,000              3,476,365

167          Various           5.860%   Actual/360                  3,450,000              3,413,113
167.1          14072                                                3,150,334              3,116,651
167.2          14202                                                  299,666                296,462

168            24202           6.350%   Actual/360                  3,330,000              3,330,000
169            46229           6.340%   Actual/360                  3,250,000              3,250,000
170            04101           6.580%   Actual/360                  3,250,000              3,228,848

171          Various           6.540%   Actual/360                  3,200,000              3,200,000
171.1          74012                                                1,710,692              1,710,692
171.2          74464                                                  872,117                872,117
171.3          73115                                                  617,191                617,191

172            97236           6.370%   Actual/360                  3,200,000              3,183,114
173            40299           6.490%   Actual/360                  3,150,000              3,150,000
174            95821           6.400%   Actual/360                  3,055,000              3,055,000
175            90703           6.470%   Actual/360                  3,000,000              3,000,000
176            55305           6.090%   Actual/360                  2,980,000              2,980,000
177            48169           6.450%   Actual/360                  3,000,000              2,976,540
178            95014           6.030%   Actual/360                  2,965,000              2,965,000
179            13440           6.360%   Actual/360                  2,900,000              2,900,000
180            27320           6.740%   Actual/360                  2,880,000              2,865,980
181            28262           5.890%   Actual/360                  2,850,000              2,850,000
182            55121           6.450%   Actual/360                  2,800,000              2,800,000
183            94552           6.420%   Actual/360                  2,800,000              2,785,383
184            27896           6.670%   Actual/360                  2,780,000              2,759,055
185            97214           6.390%   Actual/360                  2,750,000              2,750,000
186            23434           6.500%   Actual/360                  2,700,000              2,700,000
187            95126           6.140%   Actual/360                  2,682,000              2,682,000
188            54982           6.180%   Actual/360                  2,600,000              2,600,000
189            31904           6.350%   Actual/360                  2,600,000              2,582,974
190            27405           6.260%   Actual/360                  2,560,000              2,560,000
191            21903           6.490%   Actual/360                  2,550,000              2,550,000
192            53190           6.340%   Actual/360                  2,464,000              2,464,000
193            44813           5.980%   Actual/360                  2,500,000              2,462,731
194            10029           6.760%   Actual/360                  2,400,000              2,400,000
195            48393           5.740%   Actual/360                  2,450,000              2,390,028

196          Various           7.110%   Actual/360                  2,350,000              2,341,411
196.1          60455                                                  985,301                981,700
196.2          60501                                                  889,036                885,787
196.3          60612                                                  475,663                473,924

197            27803           6.080%   Actual/360                  2,360,000              2,330,733
198            73505           6.410%   Actual/360                  2,295,000              2,295,000

199          Various           6.310%   Actual/360                  2,223,000              2,223,000
199.1          29706                                                  850,200                850,200
199.2          28043                                                  737,100                737,100
199.3          28086                                                  635,700                635,700

200            37343           6.380%   Actual/360                  2,220,000              2,206,595
201            03820           6.490%   Actual/360                  2,200,000              2,200,000
202            85374           5.850%   Actual/360                  2,200,000              2,200,000
203            94028           6.670%   Actual/360                  2,140,000              2,140,000
204            93308           5.940%   Actual/360                  2,150,000              2,137,569
205            76574           6.420%   Actual/360                  2,010,000              2,010,000
206            90040           6.280%   Actual/360                  2,000,000              1,987,653
207            99206           6.140%   Actual/360                  1,950,000              1,950,000
208            77488           6.020%   Actual/360                  1,958,000              1,943,531
209            53051           6.430%   Actual/360                  1,880,000              1,880,000
210            45219           6.260%   Actual/360                  1,850,000              1,850,000
211            60622           6.010%   Actual/360                  1,830,000              1,830,000
212            55901           5.880%   Actual/360                  1,815,000              1,815,000
213            29640           6.980%   Actual/360                  1,760,000              1,751,878
214            94103           5.700%   Actual/360                  1,700,000              1,700,000
215            46619           6.370%   Actual/360                  1,624,000              1,615,430
216            15061           6.780%   Actual/360                  1,540,000              1,532,569
217            34482           6.580%   Actual/360                  1,500,000              1,500,000
218            80020           5.930%   Actual/360                  1,500,000              1,500,000
219            53222           6.260%   Actual/360                  1,460,000              1,460,000
220            70726           7.040%   Actual/360                  1,425,000              1,419,706
221            60622           5.860%   Actual/360                  1,400,000              1,400,000
222            80922           6.400%   Actual/360                  1,350,000              1,350,000
223            77551           6.480%   Actual/360                  1,330,000              1,330,000
224            78559           6.440%   Actual/360                  1,300,000              1,300,000
225            28083           6.450%   Actual/360                  1,300,000              1,300,000
226            22903           6.440%   Actual/360                  1,300,000              1,300,000
227            61104           6.450%   Actual/360                  1,285,000              1,279,541
228            28117           6.420%   Actual/360                  1,250,000              1,237,136
229            31069           6.790%   Actual/360                  1,240,000              1,233,176
230            48152           6.090%   Actual/360                  1,230,000              1,223,109
231            74066           6.730%   Actual/360                  1,200,000              1,200,000
232            75601           6.430%   Actual/360                  1,200,000              1,178,591
233            84041           6.880%   Actual/360                  1,150,000              1,145,567
234            99218           6.500%   Actual/360                  1,100,000              1,100,000
235            12065           6.570%   Actual/360                  1,000,000              1,000,000
236            26505           6.710%   Actual/360                  1,000,000                995,100
237            25526           6.690%   Actual/360                    970,000                964,356
238            85242           5.810%   Actual/360                    950,000                950,000
                                                                                       2,345,024,732

Sequence    Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
---------   ------------------------------------------   --------------------   --------   ---------------
1                                                  111   6/1/2017               First              716,059
1.1
1.2

2                                                  111   6/1/2017               First              643,076
3                                                  111   6/1/2017               First              311,467

4                                                   50   5/1/2012               First              298,590
4.1
4.2
4.3
4.4
4.5
4.6

                                                   111   6/1/2017               First              284,725
5                                                  111   6/1/2017               First              165,942
5.1
5.2
5.3
6                                                  111   6/1/2017               First              118,784
6.1
6.2
6.3

7                                                  117   12/1/2017              First              295,577
8                                                  115   10/1/2017              First              271,036
9                                                  114   9/1/2017               First              224,745
10                                                 114   9/1/2017               First              226,213
11                                                 111   6/1/2017               First              222,426
12                                                 116   11/1/2017              First              206,054
13                                                  53   8/1/2012               First              160,473
14                                                 113   8/1/2017               First              186,947
15                                                 115   10/1/2017              First              203,315
16                                                 112   7/1/2017               First              178,098
17                                                 111   6/1/2017               First              136,267
18                                                 113   8/1/2017               First              126,351

19                                                 115   10/5/2017              Fifth              172,099
19.1
19.2
19.3
19.4
19.5
19.6
19.7
19.8
19.9
19.10
19.11
19.12
19.13
19.14
19.15

                                                   115   10/1/2017              First              157,775
20                                                 115   10/1/2017              First               39,116
21                                                 115   10/1/2017              First               36,710
22                                                 115   10/1/2017              First               33,273
23                                                 115   10/1/2017              First               28,212
24                                                 115   10/1/2017              First               20,464

25                                                 115   10/1/2017              First              142,551

26                                                 115   10/5/2017              Fifth              148,045
26.1
26.2
26.3
26.4
26.5
26.6
26.7
26.8
26.9
26.10
26.11
26.12
26.13
26.14
26.15

27                                                 113   8/1/2017               First              139,562
28                                                 114   9/1/2017               First              137,036
29                                                 114   9/1/2017               First              100,558
30                                                 114   9/1/2017               First              126,311
31                                                 114   9/1/2017               First              108,486
32                                                 114   9/1/2017               First              118,395
33                                                 114   9/1/2017               First              116,341
34                                                 112   7/1/2017               First              111,454
35                                                 115   10/1/2017              First              120,827
36                                                 114   9/1/2017               First              110,323
37                                                 112   7/1/2017               First               89,702

38                                                 109   4/1/2017               First              109,079
38.1
38.2
38.3
38.4
38.5
38.6
38.7
38.8
38.9
38.1
38.11
38.12

39                                                 115   10/1/2017              First              109,980
40                                                 110   5/1/2017               First               98,668
41                                                 113   8/1/2017               First              104,340
42                                                 111   6/1/2017               First              100,748
43                                                 114   9/1/2017               First              102,806
44                                                 116   11/1/2017              First               85,302
45                                                 116   11/1/2017              First               84,636
46                                                 113   8/1/2017               First               94,667
47                                                 112   7/1/2017               First               91,431
48                                                 113   8/1/2017               First               89,643
49                                                 113   8/1/2017               First               87,769
50                                                 111   6/1/2017               First               68,523
51                                                 114   9/1/2017               First               86,503
52                                                 112   7/1/2017               First               81,017
53                                                 114   9/1/2017               First               80,891
54                                                 108   3/1/2017               First               77,191
55                                                 115   10/1/2017              First               76,361
56                                                 115   10/1/2017              First               75,186
57                                                 114   9/1/2017               First               79,420

                                                   113   8/1/2017               First               84,207
58                                                 113   8/1/2017               First               48,607
59                                                 113   8/1/2017               First               35,600

60                                                 113   8/1/2017               First               71,061
61                                                 111   6/1/2017               First               67,184
62                                                 113   8/1/2017               First               68,489
63                                                 114   9/1/2017               First               67,443
64                                                 116   11/1/2017              First               66,202
65                                                 116   11/1/2017              First               61,120
66                                                 114   9/1/2017               First               65,043
67                                                 116   11/1/2017              First               56,553
68                                                 113   8/1/2017               First               65,147
69                                                 116   11/1/2017              First               80,026
70                                                 113   8/1/2017               First               63,521
71                                                  50   5/1/2012               First               59,891
72                                                 113   8/1/2017               First               61,442

                                                   114   9/1/2017               First               59,294
73                                                 114   9/1/2017               First               42,546
74                                                 114   9/1/2017               First               16,748

75                                                 115   10/1/2017              First               50,487
76                                                 114   9/1/2017               First               63,611
77                                                 114   9/1/2017               First               52,840
78                                                 114   9/1/2017               First               56,244
79                                                 112   7/1/2017               First               57,698
80                                                 113   8/1/2017               First               54,714
81                                                 114   9/1/2017               First               56,531
82                                                 114   9/1/2017               First               47,583
83                                                 115   10/1/2017              First               53,089
84                                                 113   8/1/2017               First               49,657
85                                                 109   4/1/2017               First               49,119
86                                                 114   9/1/2017               First               52,908
87                                                 114   9/1/2017               First               51,465
88                                                 112   7/1/2017               First               45,876
89                                                 113   8/1/2017               First               52,087
90                                                 115   10/1/2017              First               47,233
91                                                 113   8/1/2017               First               43,703
92                                                 118   1/1/2018               First               46,055
93                                                 114   9/1/2017               First               44,634
94                                                 115   10/1/2017              First               47,196
95                                                 115   10/1/2017              First               43,419
96                                                 115   10/1/2017              First               44,984
97                                                 114   9/1/2017               First               44,249

                                                   109   4/1/2017               First               40,927
98                                                 109   4/1/2017               First               23,623
99                                                 109   4/1/2017               First               17,304

100                                                114   9/1/2017               First               41,781
101                                                118   1/1/2018               First               42,027
102                                                112   7/1/2017               First               38,887
103                                                115   10/1/2017              First               40,205
104                                                114   9/1/2017               First               34,006
105                                                 54   9/1/2012               First               33,893
106                                                112   7/1/2017               First               37,475
107                                                108   3/1/2017               First               35,052
108                                                113   8/1/2017               First               37,688
109                                                113   8/1/2017               First               36,748
110                                                112   7/1/2017               First               37,648
111                                                114   9/1/2017               First               38,518
112                                                113   8/1/2017               First               34,824
113                                                115   10/1/2017              First               32,189
114                                                111   6/1/2017               First               35,830
115                                                115   10/1/2017              First               34,957
116                                                109   4/1/2017               First               32,614
117                                                112   7/1/2017               First               34,517
118                                                114   9/1/2017               First               34,800
119                                                114   9/1/2017               First               34,915
120                                                112   7/1/2017               First               28,561
121                                                112   7/1/2017               First               33,037
122                                                114   9/1/2017               First               35,756
123                                                114   9/1/2017               First               36,560
124                                                112   7/1/2017               First               32,736
125                                                115   10/1/2017              First               35,556
126                                                114   9/1/2017               First               32,223
127                                                113   8/1/2017               First               34,690
128                                                114   9/1/2017               First               30,364
129                                                114   9/1/2017               First               30,203
130                                                112   7/1/2017               First               30,930
131                                                115   10/1/2017              First               26,077
132                                                109   4/1/2017               First               23,036
133                                                113   8/1/2017               First               29,185
134                                                 52   7/1/2012               First               28,813
135                                                114   9/1/2017               First               22,386
136                                                114   9/1/2017               First               28,388
137                                                112   7/1/2017               First               26,232
138                                                112   7/1/2017               First               27,241
139                                                116   11/1/2017              First               26,433
140                                                113   8/1/2017               First               26,335
141                                                115   10/1/2017              First               27,724
142                                                 54   9/1/2012               First               26,947
143                                                115   10/1/2017              First               26,492
144                                                114   9/1/2017               First               28,201
145                                                116   11/1/2017              First               26,013
146                                                114   9/1/2017               First               26,173
147                                                114   9/1/2017               First               22,136
148                                                114   9/1/2017               First               19,984
149                                                114   9/1/2017               First               29,445
150                                                113   8/1/2017               First               25,119
151                                                112   7/1/2017               First               24,837
152                                                112   7/1/2017               First               23,343

153                                                110   5/1/2017               First               23,216
153.1
153.2

154                                                113   8/1/2017               First               25,178
155                                                113   8/1/2017               First               28,611
156                                                113   8/1/2017               First               24,372
157                                                115   10/1/2017              First               24,425
158                                                113   8/1/2017               First               25,708
159                                                114   9/1/2017               First               22,355
160                                                114   9/1/2017               First               22,589
161                                                113   8/1/2017               First               21,700
162                                                115   10/1/2017              First               22,825
163                                                124   7/1/2018               First               23,016
164                                                112   7/1/2017               First               20,827
165                                                113   8/1/2017               First               17,447
166                                                112   7/1/2017               First               21,939

167                                                109   4/1/2017               First               20,375
167.1
167.2

168                                                115   10/1/2017              First               20,720
169                                                115   10/1/2017              First               20,201
170                                                112   7/1/2017               First               20,713

171                                                114   9/1/2017               First               20,310
171.1
171.2
171.3

172                                                114   9/1/2017               First               19,953
173                                                115   10/1/2017              First               19,889
174                                                114   9/1/2017               First               19,109
175                                                114   9/1/2017               First               18,903
176                                                115   10/1/2017              First               18,039
177                                                114   9/1/2017               First               20,163
178                                                113   8/1/2017               First               17,834
179                                                113   8/1/2017               First               18,064
180                                                114   9/1/2017               First               18,660
181                                                111   6/1/2017               First               16,886
182                                                114   9/1/2017               First               17,606
183                                                114   9/1/2017               First               17,551
184                                                114   9/1/2017               First               19,067
185                                                113   8/1/2017               First               17,183
186                                                114   9/1/2017               First               17,066
187                                                112   7/1/2017               First               16,322
188                                                112   7/1/2017               First               15,890
189                                                115   10/1/2017              First               17,312
190                                                112   7/1/2017               First               15,779
191                                                114   9/1/2017               First               16,101
192                                                113   8/1/2017               First               15,316
193                                                113   8/1/2017               First               17,882
194                                                115   10/1/2017              First               15,582
195                                                113   8/1/2017               First               20,332

196                                                115   10/1/2017              First               15,809
196.1
196.2
196.3

197                                                111   6/1/2017               First               15,321
198                                                114   9/1/2017               First               14,370

199                                                111   6/1/2017               First               13,774
199.1
199.2
199.3

200                                                113   8/1/2017               First               13,857
201                                                115   10/1/2017              First               13,891
202                                                112   7/1/2017               First               12,979
203                                                114   9/1/2017               First               13,766
204                                                114   9/1/2017               First               12,808
205                                                112   7/1/2017               First               12,599
206                                                113   8/1/2017               First               12,353
207                                                114   9/1/2017               First               11,867
208                                                112   7/1/2017               First               11,764
209                                                115   10/1/2017              First               11,796
210                                                116   11/1/2017              First               11,403
211                                                113   8/1/2017               First               10,984
212                                                112   7/1/2017               First               10,742
213                                                114   9/1/2017               First               11,686
214                                                113   8/1/2017               First                9,867
215                                                114   9/1/2017               First               10,126
216                                                114   9/1/2017               First               10,019
217                                                 76   7/1/2014               First                8,339
218                                                112   7/1/2017               First                8,926
219                                                112   7/1/2017               First                8,999
220                                                115   10/1/2017              First                9,519
221                                                113   8/1/2017               First                8,268
222                                                114   9/1/2017               First                8,444
223                                                115   10/1/2017              First                8,389
224                                                114   9/1/2017               First                8,166
225                                                113   8/1/2017               First                8,174
226                                                113   8/1/2017               First                8,166
227                                                115   10/1/2017              First                8,080
228                                                112   7/1/2017               First                8,378
229                                                113   8/1/2017               First                8,076
230                                                114   9/1/2017               First                7,446
231                                                114   9/1/2017               First                7,767
232                                                114   9/1/2017               First               10,022
233                                                115   10/1/2017              First                7,559
234                                                113   8/1/2017               First                6,953
235                                                112   7/1/2017               First                6,367
236                                                114   9/1/2017               First                6,459
237                                                113   8/1/2017               First                6,253
238                                                112   7/1/2017               First                5,580


Sequence    Administrative Fee Rate   Primary Servicing Fee Rate   Master Servicing Fee Rate   Ownership Interest
---------   -----------------------   --------------------------   -------------------------   ------------------
1                             0.081%                       0.060%                      0.020%  Fee
1.1                                                                                            Fee
1.2                                                                                            Fee

2                             0.031%                       0.010%                      0.020%  Fee
3                             0.081%                       0.060%                      0.020%  Fee

4                             0.071%                       0.050%                      0.020%  Fee
4.1                                                                                            Fee
4.2                                                                                            Fee
4.3                                                                                            Fee
4.4                                                                                            Fee
4.5                                                                                            Fee
4.6                                                                                            Fee

                                                                                               Fee
5                             0.061%                       0.040%                      0.020%  Fee
5.1                                                                                            Fee
5.2                                                                                            Fee
5.3                                                                                            Fee
6                             0.061%                       0.040%                      0.020%  Fee
6.1                                                                                            Fee
6.2                                                                                            Fee
6.3                                                                                            Fee

7                             0.081%                       0.060%                      0.020%  Fee
8                             0.061%                       0.040%                      0.020%  Fee
9                             0.061%                       0.040%                      0.020%  Fee
10                            0.061%                       0.040%                      0.020%  Fee
11                            0.061%                       0.040%                      0.020%  Fee
12                            0.071%                       0.050%                      0.020%  Fee
13                            0.061%                       0.040%                      0.020%  Fee
14                            0.041%                       0.020%                      0.020%  Fee
15                            0.041%                       0.020%                      0.020%  Fee
16                            0.041%                       0.020%                      0.020%  Fee
17                            0.061%                       0.040%                      0.020%  Fee
18                            0.061%                       0.040%                      0.020%  Fee

19                            0.061%                       0.040%                      0.020%  Fee/Leasehold
19.1                                                                                           Fee
19.2                                                                                           Fee
19.3                                                                                           Fee
19.4                                                                                           Fee
19.5                                                                                           Fee
19.6                                                                                           Fee
19.7                                                                                           Fee
19.8                                                                                           Fee
19.9                                                                                           Fee
19.10                                                                                          Fee
19.11                                                                                          Fee
19.12                                                                                          Fee
19.13                                                                                          Fee
19.14                                                                                          Leasehold
19.15                                                                                          Fee

                                                                                               Fee
20                            0.061%                       0.040%                      0.020%  Fee
21                            0.061%                       0.040%                      0.020%  Fee
22                            0.061%                       0.040%                      0.020%  Fee
23                            0.061%                       0.040%                      0.020%  Fee
24                            0.061%                       0.040%                      0.020%  Fee

25                            0.061%                       0.040%                      0.020%  Fee

26                            0.061%                       0.040%                      0.020%  Fee/Leasehold
26.1                                                                                           Fee
26.2                                                                                           Fee
26.3                                                                                           Fee
26.4                                                                                           Fee
26.5                                                                                           Leasehold
26.6                                                                                           Fee
26.7                                                                                           Fee
26.8                                                                                           Fee
26.9                                                                                           Fee
26.10                                                                                          Fee
26.11                                                                                          Fee
26.12                                                                                          Fee
26.13                                                                                          Fee
26.14                                                                                          Fee
26.15                                                                                          Fee

27                            0.061%                       0.040%                      0.020%  Fee
28                            0.041%                       0.020%                      0.020%  Fee/Leasehold
29                            0.061%                       0.040%                      0.020%  Fee
30                            0.061%                       0.040%                      0.020%  Fee
31                            0.061%                       0.040%                      0.020%  Fee/Leasehold
32                            0.061%                       0.040%                      0.020%  Fee
33                            0.061%                       0.040%                      0.020%  Fee
34                            0.061%                       0.040%                      0.020%  Fee
35                            0.061%                       0.040%                      0.020%  Fee
36                            0.061%                       0.040%                      0.020%  Fee
37                            0.061%                       0.040%                      0.020%  Fee

38                            0.061%                       0.040%                      0.020%  Fee
38.1                                                                                           Fee
38.2                                                                                           Fee
38.3                                                                                           Fee
38.4                                                                                           Fee
38.5                                                                                           Fee
38.6                                                                                           Fee
38.7                                                                                           Fee
38.8                                                                                           Fee
38.9                                                                                           Fee
38.1                                                                                           Fee
38.11                                                                                          Fee
38.12                                                                                          Fee

39                            0.061%                       0.040%                      0.020%  Fee
40                            0.061%                       0.040%                      0.020%  Fee
41                            0.061%                       0.040%                      0.020%  Leasehold
42                            0.071%                       0.050%                      0.020%  Fee
43                            0.061%                       0.040%                      0.020%  Fee
44                            0.061%                       0.040%                      0.020%  Leasehold
45                            0.061%                       0.040%                      0.020%  Fee
46                            0.071%                       0.050%                      0.020%  Fee
47                            0.101%                       0.080%                      0.020%  Fee
48                            0.061%                       0.040%                      0.020%  Fee
49                            0.071%                       0.050%                      0.020%  Fee
50                            0.061%                       0.040%                      0.020%  Fee
51                            0.041%                       0.020%                      0.020%  Fee
52                            0.051%                       0.030%                      0.020%  Fee
53                            0.061%                       0.040%                      0.020%  Fee
54                            0.061%                       0.040%                      0.020%  Fee
55                            0.061%                       0.040%                      0.020%  Fee
56                            0.061%                       0.040%                      0.020%  Fee
57                            0.071%                       0.050%                      0.020%  Fee

                                                                                               Fee
58                            0.071%                       0.050%                      0.020%  Fee
59                            0.071%                       0.050%                      0.020%  Fee

60                            0.061%                       0.040%                      0.020%  Fee
61                            0.061%                       0.040%                      0.020%  Fee
62                            0.041%                       0.020%                      0.020%  Fee
63                            0.101%                       0.080%                      0.020%  Fee
64                            0.061%                       0.040%                      0.020%  Fee
65                            0.061%                       0.040%                      0.020%  Fee
66                            0.061%                       0.040%                      0.020%  Fee
67                            0.061%                       0.040%                      0.020%  Fee
68                            0.061%                       0.040%                      0.020%  Fee
69                            0.101%                       0.080%                      0.020%  Fee
70                            0.061%                       0.040%                      0.020%  Fee
71                            0.061%                       0.040%                      0.020%  Fee
72                            0.061%                       0.040%                      0.020%  Fee

                                                                                               Fee
73                            0.061%                       0.040%                      0.020%  Fee
74                            0.061%                       0.040%                      0.020%  Fee

75                            0.061%                       0.040%                      0.020%  Fee
76                            0.061%                       0.040%                      0.020%  Fee
77                            0.111%                       0.090%                      0.020%  Fee
78                            0.061%                       0.040%                      0.020%  Fee
79                            0.061%                       0.040%                      0.020%  Fee
80                            0.091%                       0.070%                      0.020%  Fee
81                            0.061%                       0.040%                      0.020%  Fee
82                            0.111%                       0.090%                      0.020%  Fee
83                            0.061%                       0.040%                      0.020%  Fee
84                            0.101%                       0.080%                      0.020%  Fee
85                            0.061%                       0.040%                      0.020%  Fee
86                            0.051%                       0.030%                      0.020%  Leasehold
87                            0.061%                       0.040%                      0.020%  Fee
88                            0.061%                       0.040%                      0.020%  Fee
89                            0.051%                       0.030%                      0.020%  Fee
90                            0.061%                       0.040%                      0.020%  Fee
91                            0.101%                       0.080%                      0.020%  Fee
92                            0.061%                       0.040%                      0.020%  Fee
93                            0.061%                       0.040%                      0.020%  Fee
94                            0.061%                       0.040%                      0.020%  Fee
95                            0.061%                       0.040%                      0.020%  Fee
96                            0.061%                       0.040%                      0.020%  Fee
97                            0.071%                       0.050%                      0.020%  Fee

                                                                                               Fee
98                            0.101%                       0.080%                      0.020%  Fee
99                            0.101%                       0.080%                      0.020%  Fee

100                           0.061%                       0.040%                      0.020%  Fee
101                           0.061%                       0.040%                      0.020%  Fee/Leasehold
102                           0.061%                       0.040%                      0.020%  Fee
103                           0.061%                       0.040%                      0.020%  Fee
104                           0.061%                       0.040%                      0.020%  Fee
105                           0.061%                       0.040%                      0.020%  Fee
106                           0.101%                       0.080%                      0.020%  Fee
107                           0.061%                       0.040%                      0.020%  Fee
108                           0.061%                       0.040%                      0.020%  Fee
109                           0.061%                       0.040%                      0.020%  Fee
110                           0.101%                       0.080%                      0.020%  Fee
111                           0.091%                       0.070%                      0.020%  Fee
112                           0.071%                       0.050%                      0.020%  Fee
113                           0.101%                       0.080%                      0.020%  Fee
114                           0.121%                       0.100%                      0.020%  Fee
115                           0.101%                       0.080%                      0.020%  Fee
116                           0.061%                       0.040%                      0.020%  Fee
117                           0.101%                       0.080%                      0.020%  Fee
118                           0.061%                       0.040%                      0.020%  Fee
119                           0.061%                       0.040%                      0.020%  Fee
120                           0.061%                       0.040%                      0.020%  Fee
121                           0.101%                       0.080%                      0.020%  Fee
122                           0.061%                       0.040%                      0.020%  Fee
123                           0.101%                       0.080%                      0.020%  Fee
124                           0.061%                       0.040%                      0.020%  Fee
125                           0.061%                       0.040%                      0.020%  Fee
126                           0.061%                       0.040%                      0.020%  Fee
127                           0.061%                       0.040%                      0.020%  Fee
128                           0.061%                       0.040%                      0.020%  Fee
129                           0.061%                       0.040%                      0.020%  Fee
130                           0.081%                       0.060%                      0.020%  Fee
131                           0.061%                       0.040%                      0.020%  Fee
132                           0.061%                       0.040%                      0.020%  Fee
133                           0.061%                       0.040%                      0.020%  Fee
134                           0.061%                       0.040%                      0.020%  Fee
135                           0.061%                       0.040%                      0.020%  Fee
136                           0.121%                       0.100%                      0.020%  Fee
137                           0.061%                       0.040%                      0.020%  Fee
138                           0.061%                       0.040%                      0.020%  Fee
139                           0.061%                       0.040%                      0.020%  Fee
140                           0.061%                       0.040%                      0.020%  Fee
141                           0.061%                       0.040%                      0.020%  Fee
142                           0.061%                       0.040%                      0.020%  Fee
143                           0.061%                       0.040%                      0.020%  Fee
144                           0.081%                       0.060%                      0.020%  Fee
145                           0.081%                       0.060%                      0.020%  Fee
146                           0.061%                       0.040%                      0.020%  Fee
147                           0.061%                       0.040%                      0.020%  Fee
148                           0.061%                       0.040%                      0.020%  Fee
149                           0.061%                       0.040%                      0.020%  Fee
150                           0.061%                       0.040%                      0.020%  Fee
151                           0.061%                       0.040%                      0.020%  Fee
152                           0.061%                       0.040%                      0.020%  Fee

153                           0.061%                       0.040%                      0.020%  Fee
153.1                                                                                          Fee
153.2                                                                                          Fee

154                           0.061%                       0.040%                      0.020%  Fee
155                           0.061%                       0.040%                      0.020%  Fee
156                           0.061%                       0.040%                      0.020%  Fee
157                           0.071%                       0.050%                      0.020%  Fee
158                           0.061%                       0.040%                      0.020%  Fee
159                           0.061%                       0.040%                      0.020%  Fee
160                           0.071%                       0.050%                      0.020%  Fee
161                           0.081%                       0.060%                      0.020%  Fee
162                           0.061%                       0.040%                      0.020%  Fee
163                           0.061%                       0.040%                      0.020%  Fee
164                           0.061%                       0.040%                      0.020%  Fee
165                           0.071%                       0.050%                      0.020%  Fee
166                           0.101%                       0.080%                      0.020%  Fee

167                           0.061%                       0.040%                      0.020%  Fee/Leasehold
167.1                                                                                          Leasehold
167.2                                                                                          Fee

168                           0.081%                       0.060%                      0.020%  Fee
169                           0.061%                       0.040%                      0.020%  Fee
170                           0.111%                       0.090%                      0.020%  Fee

171                           0.081%                       0.060%                      0.020%  Fee
171.1                                                                                          Fee
171.2                                                                                          Fee
171.3                                                                                          Fee

172                           0.061%                       0.040%                      0.020%  Fee
173                           0.061%                       0.040%                      0.020%  Fee
174                           0.061%                       0.040%                      0.020%  Fee
175                           0.061%                       0.040%                      0.020%  Fee
176                           0.061%                       0.040%                      0.020%  Fee
177                           0.061%                       0.040%                      0.020%  Fee
178                           0.111%                       0.090%                      0.020%  Fee
179                           0.071%                       0.050%                      0.020%  Fee
180                           0.121%                       0.100%                      0.020%  Fee
181                           0.061%                       0.040%                      0.020%  Fee
182                           0.061%                       0.040%                      0.020%  Fee
183                           0.061%                       0.040%                      0.020%  Fee
184                           0.101%                       0.080%                      0.020%  Fee
185                           0.111%                       0.090%                      0.020%  Fee
186                           0.101%                       0.080%                      0.020%  Fee
187                           0.111%                       0.090%                      0.020%  Fee
188                           0.061%                       0.040%                      0.020%  Fee
189                           0.061%                       0.040%                      0.020%  Fee
190                           0.101%                       0.080%                      0.020%  Fee
191                           0.061%                       0.040%                      0.020%  Fee
192                           0.111%                       0.090%                      0.020%  Fee
193                           0.061%                       0.040%                      0.020%  Fee
194                           0.061%                       0.040%                      0.020%  Fee
195                           0.061%                       0.040%                      0.020%  Fee

196                           0.081%                       0.060%                      0.020%  Fee
196.1                                                                                          Fee
196.2                                                                                          Fee
196.3                                                                                          Fee

197                           0.146%                       0.125%                      0.020%  Fee
198                           0.061%                       0.040%                      0.020%  Fee

199                           0.061%                       0.040%                      0.020%  Fee
199.1                                                                                          Fee
199.2                                                                                          Fee
199.3                                                                                          Fee

200                           0.061%                       0.040%                      0.020%  Fee
201                           0.061%                       0.040%                      0.020%  Fee
202                           0.061%                       0.040%                      0.020%  Fee
203                           0.061%                       0.040%                      0.020%  Leasehold
204                           0.061%                       0.040%                      0.020%  Fee
205                           0.061%                       0.040%                      0.020%  Fee
206                           0.061%                       0.040%                      0.020%  Fee
207                           0.061%                       0.040%                      0.020%  Fee
208                           0.051%                       0.030%                      0.020%  Fee
209                           0.061%                       0.040%                      0.020%  Fee
210                           0.061%                       0.040%                      0.020%  Fee
211                           0.061%                       0.040%                      0.020%  Fee
212                           0.061%                       0.040%                      0.020%  Fee
213                           0.061%                       0.040%                      0.020%  Fee
214                           0.061%                       0.040%                      0.020%  Fee
215                           0.061%                       0.040%                      0.020%  Fee
216                           0.061%                       0.040%                      0.020%  Fee
217                           0.061%                       0.040%                      0.020%  Fee
218                           0.061%                       0.040%                      0.020%  Fee
219                           0.071%                       0.050%                      0.020%  Fee
220                           0.061%                       0.040%                      0.020%  Fee
221                           0.061%                       0.040%                      0.020%  Fee
222                           0.081%                       0.060%                      0.020%  Fee
223                           0.061%                       0.040%                      0.020%  Fee
224                           0.061%                       0.040%                      0.020%  Fee
225                           0.061%                       0.040%                      0.020%  Fee
226                           0.061%                       0.040%                      0.020%  Fee
227                           0.061%                       0.040%                      0.020%  Fee
228                           0.061%                       0.040%                      0.020%  Fee
229                           0.061%                       0.040%                      0.020%  Fee
230                           0.061%                       0.040%                      0.020%  Fee
231                           0.061%                       0.040%                      0.020%  Fee
232                           0.061%                       0.040%                      0.020%  Fee
233                           0.061%                       0.040%                      0.020%  Fee
234                           0.111%                       0.090%                      0.020%  Fee
235                           0.061%                       0.040%                      0.020%  Fee
236                           0.146%                       0.125%                      0.020%  Fee
237                           0.061%                       0.040%                      0.020%  Fee
238                           0.061%                       0.040%                      0.020%  Fee


Sequence    Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period   Loan Group
---------   --------------------------   ------------------------------   --------   ------------   ----------
1           No                                                        0   No                    0            1
1.1                                                                                             0            1
1.2                                                                                             0            1

2           No                                                        0   No                    3            1
3           No                                                        0   No                    5            1

4           No                                                        0   No                    0            1
4.1                                                                                                          1
4.2                                                                                                          1
4.3                                                                                                          1
4.4                                                                                                          1
4.5                                                                                                          1
4.6                                                                                                          1

            CMLT 08-LS1A                                              0   No                    5            1
5           CMLT 08-LS1A                                              0   No                    5            1
5.1                                                                                                          1
5.2                                                                                                          1
5.3                                                                                                          1
6           CMLT 08-LS1A                                              0   No                    5            1
6.1                                                                                                          1
6.2                                                                                                          1
6.3                                                                                                          1

7           No                                                      360   No                    5            1
8           No                                                      360   No                    5            1
9           No                                                        0   Yes                   5            1
10          No                                                      360   No                    5            1
11          No                                                      360   No                    5            1
12          No                                                      360   No                    5            1
13          No                                                        0   No                    5            2
14          No                                                      360   No                    5            1
15          No                                                      360   No                    5            1
16          No                                                      360   No                    5            1
17          No                                                        0   No                    5            1
18          No                                                        0   No                    5            2

19          No                                                      360   No                    0            1
19.1        No                                                                                               1
19.2        No                                                                                               1
19.3        No                                                                                               1
19.4        No                                                                                               1
19.5        No                                                                                               1
19.6        No                                                                                               1
19.7        No                                                                                               1
19.8        No                                                                                               1
19.9        No                                                                                               1
19.10       No                                                                                               1
19.11       No                                                                                               1
19.12       No                                                                                               1
19.13       No                                                                                               1
19.14       No                                                                                               1
19.15       No                                                                                               1

            CMLT 08-LS1 B                                           360   No                    5            1
20          CMLT 08-LS1 B                                           360   No                    5            1
21          CMLT 08-LS1 B                                           360   No                    5            1
22          CMLT 08-LS1 B                                           360   No                    5            1
23          CMLT 08-LS1 B                                           360   No                    5            1
24          CMLT 08-LS1 B                                           360   No                    5            1

25          No                                                      360   No                    5            1

26          No                                                      360   No                    0            1
26.1                                                                                                         1
26.2                                                                                                         1
26.3                                                                                                         1
26.4                                                                                                         1
26.5                                                                                                         1
26.6                                                                                                         1
26.7                                                                                                         1
26.8                                                                                                         1
26.9                                                                                                         1
26.10                                                                                                        1
26.11                                                                                                        1
26.12                                                                                                        1
26.13                                                                                                        1
26.14                                                                                                        1
26.15                                                                                                        1

27          No                                                      360   No                    5            2
28          No                                                      360   No                    5            1
29          No                                                        0   No                    5            1
30          No                                                      360   No                    5            2
31          No                                                        0   No                    5            1
32          No                                                      360   No                    5            1
33          No                                                      360   No                    5            2
34          No                                                      360   Yes                   5            2
35          No                                                      360   No                    7            1
36          No                                                      360   No                    5            1
37          No                                                        0   No                   15            1

38          No                                                      360   No                    5            2
38.1                                                                                                         2
38.2                                                                                                         2
38.3                                                                                                         2
38.4                                                                                                         2
38.5                                                                                                         2
38.6                                                                                                         2
38.7                                                                                                         2
38.8                                                                                                         2
38.9                                                                                                         2
38.1                                                                                                         2
38.11                                                                                                        2
38.12                                                                                                        2

39          No                                                      360   No                    5            1
40          No                                                      360   No                    5            1
41          No                                                      360   No                    5            2
42          No                                                      360   No                    5            1
43          No                                                      360   No                    5            1
44          No                                                        0   Yes                   5            1
45          No                                                        0   No                    5            1
46          No                                                      360   No                    5            2
47          No                                                      360   No                   15            2
48          No                                                      360   No                    5            1
49          No                                                      360   No                    5            1
50          No                                                        0   No                    5            1
51          No                                                      360   No                    5            1
52          No                                                      360   No                    5            1
53          No                                                      360   No                    5            1
54          No                                                      360   No                    5            1
55          No                                                      360   No                    5            1
56          No                                                      360   No                    5            2
57          No                                                      360   No                    5            2

            CMLT 08-LS1 C                                           300   No                    5            1
58          CMLT 08-LS1 C                                           300   No                    5            1
59          CMLT 08-LS1 C                                           300   No                    5            1

60          No                                                      360   No                    5            1
61          No                                                      360   Yes                   5            1
62          No                                                      360   No                    5            1
63          No                                                      360   No                   15            1
64          No                                                      360   No                    5            2
65          No                                                      360   No                    5            2
66          No                                                      360   No                    5            1
67          No                                                        0   No                    5            1
68          No                                                      360   No                    5            1
69          No                                                      240   No                    5            1
70          No                                                      360   No                    7            2
71          No                                                      360   No                    5            2
72          No                                                      360   No                    5            1

            CMLT 08-LS1 D                                           360   No                    5            2
73          CMLT 08-LS1 D                                           360   No                    5            2
74          CMLT 08-LS1 D                                           360   No                    5            2

75          No                                                        0   No                    5            2
76          No                                                      300   No                    5            1
77          No                                                      420   No                    5            1
78          No                                                      360   No                    5            2
79          No                                                      360   No                    5            2
80          No                                                      360   No                   10            1
81          No                                                      360   No                    5            1
82          No                                                        0   No                    5            1
83          No                                                      360   Yes                   5            2
84          No                                                      360   No                    5            1
85          No                                                      360   No                    5            1
86          No                                                      360   No                    5            1
87          No                                                      360   No                    5            1
88          No                                                      360   Yes                   5            1
89          No                                                      300   No                   15            1
90          No                                                      360   No                    5            1
91          No                                                      360   No                    5            1
92          No                                                      360   No                    5            1
93          No                                                      360   No                    5            1
94          No                                                      300   No                    5            1
95          No                                                      360   No                    5            1
96          No                                                      360   No                    5            1
97          No                                                      360   No                    5            1

            CMLT 08-LS1 E                                           360   No                    7            1
98          CMLT 08-LS1 E                                           360   No                    7            1
99          CMLT 08-LS1 E                                           360   No                    7            1

100         No                                                      360   No                    5            2
101         No                                                      360   No                    5            1
102         No                                                      360   No                    5            2
103         No                                                      360   No                   15            1
104         No                                                        0   No                    5            1
105         No                                                        0   No                    5            1
106         No                                                      360   No                   15            2
107         No                                                      360   No                    5            1
108         No                                                      360   No                    5            2
109         No                                                      360   No                    5            1
110         No                                                      360   No                    5            1
111         No                                                      360   No                    5            2
112         No                                                      360   No                    5            1
113         No                                                        0   No                    7            1
114         No                                                      360   No                    5            1
115         No                                                      360   No                    5            1
116         No                                                      360   No                    5            1
117         No                                                      360   No                   15            2
118         No                                                      360   No                    5            1
119         No                                                      360   No                    5            2
120         No                                                        0   No                    5            1
121         No                                                      360   No                   15            2
122         No                                                      300   No                    5            1
123         No                                                      300   No                   15            1
124         No                                                      360   No                    5            1
125         No                                                      300   No                    5            1
126         No                                                      360   No                    7            1
127         No                                                      300   No                    5            1
128         No                                                      360   No                    5            1
129         No                                                      360   No                    5            2
130         No                                                      360   No                    7            1
131         No                                                        0   No                   10            1
132         No                                                        0   No                    5            1
133         No                                                      360   No                   10            1
134         No                                                      360   No                    5            2
135         No                                                        0   No                    5            1
136         No                                                      360   No                    5            1
137         No                                                      360   No                    5            1
138         No                                                      360   No                    5            1
139         No                                                      360   No                   15            2
140         No                                                      360   No                    5            1
141         No                                                      360   No                    5            1
142         No                                                      360   No                    5            1
143         No                                                      360   No                    5            1
144         No                                                      300   No                    5            1
145         No                                                      360   No                    5            1
146         No                                                      360   No                    5            1
147         No                                                        0   No                    5            1
148         No                                                        0   No                    5            1
149         No                                                      240   No                    5            1
150         No                                                      360   No                    5            2
151         No                                                      360   No                    5            1
152         No                                                      360   No                    5            2

153         No                                                      360   No                    5            1
153.1                                                                                                        1
153.2                                                                                                        1

154         No                                                      360   No                    5            1
155         No                                                      240   No                    5            1
156         No                                                      360   No                    5            2
157         No                                                      360   No                    5            1
158         No                                                      300   No                    5            1
159         No                                                      360   No                    5            1
160         No                                                      360   No                    5            1
161         No                                                      360   No                   10            2
162         No                                                      360   No                    5            1
163         No                                                      360   No                    7            1
164         No                                                      360   No                    5            1
165         No                                                        0   No                    5            1
166         No                                                      360   No                    5            1

167         No                                                      360   No                    5            1
167.1                                                                                                        1
167.2                                                                                                        1

168         No                                                      360   No                   10            1
169         No                                                      360   No                    5            1
170         No                                                      360   No                    5            1

171         No                                                      360   No                    5            1
171.1                                                                                                        1
171.2                                                                                                        1
171.3                                                                                                        1

172         No                                                      360   No                    5            1
173         No                                                      360   No                    5            1
174         No                                                      360   No                    5            1
175         No                                                      360   No                    5            1
176         No                                                      360   No                    5            1
177         No                                                      300   No                    5            1
178         No                                                      360   No                    5            1
179         No                                                      360   No                    5            2
180         No                                                      360   No                   15            2
181         No                                                      360   No                    5            1
182         No                                                      360   No                    5            1
183         No                                                      360   No                    5            1
184         No                                                      300   No                   15            1
185         No                                                      360   No                    5            1
186         No                                                      360   No                    7            1
187         No                                                      360   No                    5            1
188         No                                                      360   No                    5            1
189         No                                                      300   No                    5            1
190         No                                                      360   No                   15            2
191         No                                                      360   No                    5            1
192         No                                                      360   No                    5            1
193         No                                                      240   No                    5            1
194         No                                                      360   No                    5            1
195         No                                                      180   No                    5            1

196         No                                                      360   No                    5            1
196.1                                                                                                        1
196.2                                                                                                        1
196.3                                                                                                        1

197         No                                                      300   No                   15            2
198         No                                                      360   No                    5            2

199         No                                                      360   No                   15            1
199.1                                                                                                        1
199.2                                                                                                        1
199.3                                                                                                        1

200         No                                                      360   No                    5            2
201         No                                                      360   No                    5            2
202         No                                                      360   No                    5            1
203         No                                                      360   No                    5            1
204         No                                                      360   No                    5            1
205         No                                                      360   No                   10            1
206         No                                                      360   No                    5            1
207         No                                                      360   No                    5            2
208         No                                                      360   No                   10            1
209         No                                                      360   No                    5            1
210         No                                                      360   No                    5            2
211         No                                                      360   No                    5            1
212         No                                                      360   No                    5            2
213         No                                                      360   No                    5            1
214         No                                                      360   No                    5            2
215         No                                                      360   No                    5            1
216         No                                                      360   No                    5            1
217         No                                                        0   No                    5            2
218         No                                                      360   No                    5            1
219         No                                                      360   No                    5            1
220         No                                                      360   No                    5            2
221         No                                                      360   No                    5            1
222         No                                                      360   No                    5            1
223         No                                                      360   No                   10            1
224         No                                                      360   No                    5            1
225         No                                                      360   No                   15            1
226         No                                                      360   No                    5            2
227         No                                                      360   No                    5            1
228         No                                                      300   No                   15            1
229         No                                                      360   No                    5            1
230         No                                                      360   No                    5            1
231         No                                                      360   No                    5            2
232         No                                                      192   No                   10            1
233         No                                                      360   No                    5            1
234         No                                                      360   No                    5            1
235         No                                                      360   No                    5            1
236         No                                                      360   No                    5            2
237         No                                                      360   No                    5            2
238         No                                                      360   No                    5            1

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


        Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances (other than rights to servicing and related compensation as set forth in the Agreement to Appointment of Servicer). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (other than rights to servicing and related compensation as set forth in the Agreement to Appointment of Servicer); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent which has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to as exceptions (as opposed to subordinate matters or for informational purposes only) in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not, individually or in the aggregate, materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Set of Mortgage Loans (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage Loan documents (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage; and (c) none of the related Borrower, guarantor or indemnitor has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage Loan documents.

            7. Condition of the Mortgaged Property; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy, and as to which Seller has no actual knowledge from other sources in conflict with same, (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan (or, with respect to any split Mortgage Loan, the amount of the related Whole Loan) after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, and insures that the Seller and/or its successors or assigns is the named insured of such policy and such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record and all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Advancement of Funds. The Seller and to the Seller's knowledge any prior holder has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            11. Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage Loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

            12. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            13. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or de minimis fees paid in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            14. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with and no more than 12 months prior to the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either:
(i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan,
(B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance,
(C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions, (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            15. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such Mortgage Loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. As of the Cut-off Date, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            16. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy providing coverage against "All Risk of Physical Loss" in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than or equal to 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage or separate coverage has been obtained. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage or separate coverage has been obtained. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will be applied in accordance with the related Mortgage Loan documents either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            17. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges (including, without limitation, water and sewage charges) affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such tax, assessment or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            18. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan and as of the Cut-off Date no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            19. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            20. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice (nor is the Seller otherwise aware) that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty
            (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan;

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; and

      (l) Under the terms of such Ground Lease and the related Mortgage, taken together, any related condemnation proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon.

            21. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)). Accordingly, the Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

            22. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            23. Legal Proceedings. To the Seller's knowledge, there are no pending, filed or threatened actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower or single tenants under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            24. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. None of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            25. No Mechanics' Liens. (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            26. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            27. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a zoning report from a zoning consultant or (e) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            28. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            29. Releases of Mortgaged Properties. Since origination no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan of materially interferes with the security intended to be provided by such Mortgage. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a full or partial defeasance of the related Mortgage Loan. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage,; provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 125% of the allocated loan amount, or
(b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan. Notwithstanding the foregoing, the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price at least equal to all amounts due and owing under such Mortgage Loan (or, in the case of a partial release, the related allocated loan amount) in respect of the Mortgaged Property to be released and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            30. Defeasance/Prepayment. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            31. Partial Defeasance/Release for Cross-Collateralized Mortgage Loans. In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the allocated loan amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the allocated loan amount is defeased through the deposit of replacement collateral sufficient to make all scheduled payments with respect to such defeased amount or such release is otherwise in accordance with the terms of the Mortgage Loan documents (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            32. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            33. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            34. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            35. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any such documents, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and/or the related Mortgaged Property and no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; provided, however, this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            36. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            37. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            38. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            39. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            40. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            41. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            42. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            43. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            44. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            45. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            46. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            47. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America or the District of Columbia.

            48. Origination, Servicing and Collection. The origination, servicing and collection practices of the Seller or a servicer retained by the Seller with respect to the Mortgage Loans has been legal, proper and prudent and have complied with prudent commercial mortgage lender standards in all material respects.

            49. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited. All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            50. UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment by the Seller to the Purchaser of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in the jurisdiction in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            51. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            52. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

            53. Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan. The Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

            54. Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            55. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

            56. Appointment of Receiver. If the Mortgaged Property is subject to any leases, the Borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  SCHEDULE IIA

              EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS


                                REPRESENTATION 4

                             Lien; Valid Assignment.
                             -----------------------

-------------------------------  -----------------------------------------------
1007 Church Street (3290004)     The related Mortgaged Property is subject to a
                                 mechanic's lien in the amount of $819,210. The
                                 related mortgagee has obtained an affirmative
                                 coverage endorsement over the mechanic's lien.
                                 The tenant improvement and capital expenditure
                                 reserve amount of $1,700,000 may be used to pay
                                 all losses, claims or damages to the related
                                 Mortgaged Property arising from the lien and
                                 pending lis pendens action. In the event that
                                 more than $150,000 from such reserves is used
                                 to pay for damages or losses in connection with
                                 the lien and the lis pendens, then the related
                                 Borrower must commence making deposits into the
                                 reserve on a dollar-for-dollar basis for the
                                 amount of such reserve.
-------------------------------  -----------------------------------------------
Walgreens - Rockford (3293594)   The tenant Walgreens has a right of first
                                 refusal with respect to the related Mortgaged
                                 Property. The related Borrower, as landlord,
                                 must give Walgreens notice of intention to sell
                                 and terms of a bona fide third-party offer
                                 received, and Walgreens has 15 days to accept
                                 those terms and close in accordance with the
                                 bona fide offer. Walgreens' right of first
                                 refusal applies to each and every sale of the
                                 related Mortgaged Property made pursuant to a
                                 bona fide offer during the term of the lease.
                                 The Walgreens lease is subordinate to the lien
                                 of the related Mortgage; however, the related
                                 mortgagee agreed to recognize and honor
                                 Walgreens' rights under its lease, including
                                 the right of first refusal.
-------------------------------  -----------------------------------------------

                                REPRESENTATION 5

                         Assignment of Leases and Rents.
                         -------------------------------
--------------------------------------------------------------------------------
To the extent that the related Borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.

--------------------------------- ----------------------------------------------
255 Rockville Pike (3290129)      The related Mortgage Loan is secured by an
 Perryville Crossing (3292513)    Indemnity Guaranty, an Indemnity Deed of Trust
 Forest Lake Apartments (3291226) and Security Agreement, and an Indemnity
                                  Assignment of Leases and Rents, which
                                  documents have been executed by the owner(s)
                                  of the related Borrower. This structure is
                                  known as an Indemnity Deed of Trust, which is
                                  specific to the State of Maryland.
--------------------------------- ----------------------------------------------

                                REPRESENTATION 9

                                  No Holdback.
                                  ------------

-------------------------------  -----------------------------------------------
Hunters Mountain Mobile Estates  A $400,000 holdback was taken at the closing of
(3291580)                        the related Mortgage Loan, which holdback will
                                 be released to the related Borrower when the related mortgagee receives the trailing three months financial statements that show three months of rental income of not less than $144,413 in the aggregate. The related Borrower may obtain the release of such funds on or before the date which is 18 months after the closing of the related Mortgage Loan. The closing date of the related Mortgage Loan was August 8, 2007.

-------------------------------  -----------------------------------------------
Ferraro Plaza (3292075)          A $39,984 holdback was taken at the closing of
                                 the related Mortgage Loan, which holdback will
                                 be released to the related Borrower upon the
                                 achievement of 95% occupancy on or before June
                                 25, 2008. Any unreleased amount may be applied
                                 to the Mortgage Loan.
-------------------------------  -----------------------------------------------

                                REPRESENTATION 10

                              Advancement of Funds.
                              ---------------------

---------------------------------- ---------------------------------------------
255 Rockville Pike (3290129)       The related Mortgaged Property is owned by
 Perryville Crossing (3292513)     the related Indemnity Guarantor, not the
 Forest Lake Apartments (3291226)  related Borrower. The related Mortgage Loan is secured by an Indemnity Guaranty, an
                                   Indemnity Deed of Trust and Security
                                   Agreement, and an Indemnity Assignment of
                                   Leases and Rents, which documents have been
                                   executed by the owner(s) of the related
                                   Borrower. This structure is known as an
                                   Indemnity Deed of Trust, which is specific to
                                   the State of Maryland.
---------------------------------- ---------------------------------------------

                                REPRESENTATION 13

                          Trustee under Deed of Trust.
                          ----------------------------

--------------------------------------------------------------------------------
Some Mortgage Loan documents provide that Trustee is entitled to all reasonable fees and expenses in connection with the performance by Trustee of its duties under the applicable Mortgage.
--------------------------------------------------------------------------------

                                REPRESENTATION 14

                            Environmental Conditions.
                            -------------------------

-------------------------------  -----------------------------------------------
Orlando Industrial Portfolio     The Environmental Report for the related
(3292430)                        Mortgaged Property located at Kirkman Commerce
                                 Center, 701-775 Kirkman Road, Orlando, Florida, recommends that an asbestos O&M program be maintained.

-------------------------------  -----------------------------------------------
600 West Chicago (3290269)       The Environmental Report for the related
                                 Mortgaged Property notes that the related
                                 Mortgaged Property is enrolled in the Illinois
                                 Environmental Protection Agency's Voluntary
                                 Cleanup Program and is awaiting receipt of a No
                                 Further Remediation ("NFR") Letter. The
                                 Environmental Report notes that the NFR Letter
                                 is still needed, and obtaining the NFR Letter
                                 is the only recommended action.
-------------------------------  -----------------------------------------------

                                REPRESENTATION 16

                                   Insurance.
                                   ----------

--------------------------------------------------------------------------------
The Mortgage Loan documents for many of the Mortgage Loans do not specifically require that acts of terrorism are not excluded from the related all risk insurance policy and business interruption policy or that terrorism insurance is maintained. In addition, where the related Borrower is required to provide insurance against losses resulting from terrorism, the amount such Borrower is obligated to spend on such insurance premiums is often limited. Finally, the Mortgage Loan documents for many of the Mortgage Loans require only that the related Borrower maintain coverages on the Mortgaged Property as are required by mortgagee upon the closing of the Mortgage Loan.

-----------------------------  -------------------------------------------------
Wedgebrooke Heathrock Office   The related Mortgaged Property is located in the
(3293651)                      State of Florida; however the related Mortgage
                               Loan documents do not specifically require that
                               the related Borrower maintain windstorm
                               insurance.
-----------------------------  -------------------------------------------------

Sugar Land Medical Pavilion    The related Mortgaged Property is located in
(3293073)                      Texas, South Carolina, North Carolina,
                               Mississippi, Louisiana, Georgia, or Alabama;
NNN - Offices at Interwood     however the related Mortgage Loan documents do
(3292216)                      not specifically require that the related
                               Borrower maintain windstorm insurance.
SpringHill Suites Savannah
Airport (3293032)

James Island (3290087)

VIP LaFeria Park (3293529)

Townbridge Place Apartments
(3293339)
----------------------------  --------------------------------------------------
600 West Chicago (3290269)    The related Borrower must maintain all-risk
                              insurance in the amount of $300 million, rather
                              than in an amount equal to 100% of the full
                              replacement cost of the improvements.
                              If flood insurance is required, the upper limit
                              on the amount of flood insurance is $60 million,
                              rather than the outstanding principal balance of
                              the related Mortgage Note.
----------------------------  --------------------------------------------------
Exxon Mobile (3291168)        The related Borrower is permitted to self-insure
                              in the event certain conditions are satisfied.
----------------------------  --------------------------------------------------
Exxon Mobile (3291168)        The related seismic report which indicated a PML
                              in excess of 20% and the related Mortgaged
                              Property does not have earthquake insurance.
----------------------------  --------------------------------------------------

                                REPRESENTATION 20

                             Leasehold Estate Only.
                             ----------------------

-------------------- -----------------------------------------------------------
Springhill Suites    The related Ground Lease is subordinate to provisions of
Savannah Airport     any existing or future agreement between the Commission
(3293032)            (as defined in such Ground Lease) and USA (as defined in
                     such Ground Lease) and any applicable laws or regulations relative to the operation, security or maintenance of the adjacent airport, the execution or compliance with is or will be required as a condition precedent to the granting of federal funds for the development of the adjacent airport.

                     The related Ground Lease does not require the consent of
                     the related mortgagee for amendments, modifications,
                     terminations or cancellations of the related Ground Lease.
                     The Mortgage Loan documents contain full recourse
                     guaranties for any amendments, modifications, terminations or cancellations of the related Ground Lease without the
                     mortgagee's consent.
-------------------- -----------------------------------------------------------
Harbor Towne         The term of the related Ground Lease expires December 31,
Complex (3291432)    2010 and there are no options to renew the term of the
                     related Ground Lease, however, the related Ground Lease is part of a Payment in Lieu of Real Estate Taxes ("PILOT") agreement under the New York State Industrial Development
                     Act.

                     The related Ground Lease may be assigned with the prior written consent of the related ground lessor and lender, which consent may be withheld in their absolute discretion. Pursuant to the estoppel, the related ground lessor is to endeavor to deliver a default notice simultaneously to the related lessee.

                     The related Ground Lease does not provide Mortgagee with the right to cure defaults or the right to a new lease upon a bankruptcy.

                     In the event that the ground lessee elects not to rebuild, the related Ground Lease provides that the lessor is to
                     purchase the improvements and the related realty.
-------------------- -----------------------------------------------------------
AmSouth Center -     The related Ground Lease does not require the consent of
Jackson (3290418)    the related Mortgagee prior to amendment or modification
                     of the Ground Lease.

-------------------- -----------------------------------------------------------
Grove Park           On the closing date of the Mortgage Loan, the Borrower
Apartments (3291366) transferred fee title to the Mortgaged Property to the
                     Development Authority of Columbus, Georgia ("Issuer") while retaining a ground leasehold interest in the Mortgaged Property. Simultaneously therewith, the Issuer issued bonds (Development Authority of Columbus, Georgia
                     Taxable Revenue Bonds (GROVE PARK PARTNERS, LLC -- GROVE
                     PARK PARTNERS Project) Series 2007) in an aggregate principal amount not to exceed $17,000,000. The payment of principal and interest on such bonds is derived solely from the rental and other payments made by the Borrower under the Ground Lease. The Borrower may, at its option, at any time (whether or not the Borrower is in default under the Ground Lease), prepay the bondholders an amount of rent sufficient to redeem the bonds and exercise an option to purchase the Mortgaged Property from the Issuer for $100.

                     The Ground Lease does not require the related ground lessor to give notice of any default by the Borrower to the related mortgagee, and does not provide that no notice of termination given under such Ground Lease is effective against the related mortgagee unless a copy has been delivered to such mortgagee.

                     The related mortgagee is not permitted a reasonable opportunity to cure any default under such Ground Lease before the related ground lessor may terminate the Ground Lease.

                     The Ground Lease expires July 16, 2027, unless the related bonds issued in connection with Ground Lease are sooner redeemed.

                     The Ground Lease does not require the related ground lessor to enter into a new lease with the related mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the Borrower.

                     The Ground Lease does not prohibit amendments or
                     modifications made without the prior consent of the
                     related mortgagee and does not provide that such
                     amendments are not binding on the related mortgagee.
-------------------- -----------------------------------------------------------
Southeast Bank       The Ground Lease does not require that any related
Portfolio Pool A     casualty insurance proceeds with respect to the leasehold
(3290053)            interest will be applied either (i) to the repair or
                     restoration of all or part of the related Mortgaged
                     Property, with the mortgagee or a trustee appointed by it
                     having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases
                     where a provision entitling another party to hold and
                     disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or
                     (ii) to the payment of the outstanding principal balance
                     of the Mortgage Loan together with any accrued interest
                     thereon.
-------------------- -----------------------------------------------------------
Southeast Bank       The Ground Lease does not require that any related
Portfolio Pool C     casualty insurance proceeds with respect to the leasehold
(3290087)            interest will be applied either (i) to the repair or
                     restoration of all or part of the related Mortgaged
                     Property, with the mortgagee or a trustee appointed by it
                     having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases
                     where a provision entitling another party to hold and
                     disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or
                     (ii) to the payment of the outstanding principal balance
                     of the Mortgage Loan together with any accrued interest
                     thereon.
-------------------- -----------------------------------------------------------
The Galleries of     The term expires December 31, 2011 and Tenant has no
Syracuse (3293859)   options to renew the term, however, the related Ground
                     Lease is part of a Payment in Lieu of Real Estate Taxes
                     ("PILOT") agreement under the New York State Industrial
                     Development Act.
-------------------- -----------------------------------------------------------

                              REPRESENTATION 23

                              Legal Proceedings.
                              ------------------


--------------------------------- ----------------------------------------------
824 Market (3292174)              There is a pending SEC investigation against
                                  the principal of the related Borrower. The
Darien Business Center (3291051)  investigation does not address any of the related Mortgaged properties. A guaranty was
1007 Church Street (3290004)      executed for each such Mortgage Loan by such
                                  principal to indemnify the holder of the
River Ridge Apartments (3292737)  related Mortgage Loan from any losses resulting from such investigation.
NNN - Marriott Summit Watch
(3292208)

NNN - Offices at Interwood
(3292216)

NNN - Gallery Building (3292190)
--------------------------------- ----------------------------------------------

                              REPRESENTATION 24

                            Other Mortgage Liens.
                            ---------------------


-------------------------------- -----------------------------------------------
600 West Chicago (3290269)       The related Mortgaged Property secures four
                                 separate pari passu promissory notes in the following amounts:

                                 Note A-1: $66,250,000

                                 Note A-2: $64,750,000

                                 Note A-3: $67,000,000

                                 Note A-4: $67,000,000

-------------------------------- -----------------------------------------------
AmSouth Center (3290434)         The related Mortgage secures two notes, a Note
                                 A and a Note B.
Capitol Square Office Building
(3290772)

Augusta Woods (3290509)

Viking Plaza (3293511)

-------------------------------- -----------------------------------------------
Northgate/Blackhawk Corporate    Subject to certain conditions set forth in the
Center (3292273)                 related Mortgage Loan documents, the related
                                 Borrower is permitted to incur certain
824 Market (3292174)             subordinate financing secured by the Mortgaged
                                 Property.
Round Top RV Park (3292794)

Lake of the Woods (3291788)

Onyx Building      (3292422)

Plymouth Rock RV Resort
(3292554)

River Ridge Apartments (3292737)

Gateway Retail Center (3291275)
-------------------------------- -----------------------------------------------

                              REPRESENTATION 27

                            Licenses and Permits.
                            ---------------------




-------------------------------- -----------------------------------------------
Two Liberty (3293826)            As of the closing date of the related Mortgage
                                 Loan, the related Borrower had obtained only a
                                 base building certificate of occupancy.
-------------------------------- -----------------------------------------------

                              REPRESENTATION 29

                      Releases of Mortgaged Properties.
                      ---------------------------------


--------------------- ----------------------------------------------------------
COPT Office           The related loan documents permit the related borrower to
Portfolio (3290996)   obtain the release of one or more of the individual
                      properties from the lien of the related Mortgaged Property following two years after the closing date of this securitization upon the satisfaction of the following terms and conditions, including without limitation: (i) no event of default is continuing either immediately before or immediately after such release; (ii) the related borrower defeases an amount of principal equal to 110% of the allocated loan amount for the related Mortgaged
                      Property; and (iii) after giving effect to such release, the underwritten debt service coverage ratio for the remaining Mortgaged Property subject to the lien of the related Mortgage will be no less than the greater of: (A) the underwritten debt service coverage ratio immediately preceding such release and (B) 1.20x.

                      The related Borrower may substitute one of the related
                      Mortgaged Properties upon the satisfaction of certain
                      conditions including, without limitation, the following:
                      (i) no event of default is continuing; (ii) after giving
                      effect to the substitution, the underwritten debt service
                      coverage ratio for all of the related Mortgaged Properties will be no less than the greater of: (A) the underwritten
                      debt service coverage ratio for all of the related
                      Mortgage Properties immediately preceding such
                      substitution and (B) 1.20x; (iii) after giving effect to
                      the substitution, the loan-to-value ratio for all of the
                      related Mortgaged Properties will be no greater than the
                      lesser of: (A) the loan-to-value ratio for all of the
                      related Mortgaged Properties immediately preceding such
                      substitution and (B) 75%; (iv) the related borrower must
                      provide the mortgagee confirmation from the applicable
                      rating agencies that any securities secured by the related
                      Mortgage Loan will not suffer a downgrade, withdrawal or
                      qualification of the credit rating then assigned to such
                      securities; (v) the mortgagee must have received a REMIC
                      opinion with respect to such substitution; and (vi) no
                      substitution will occur during the 12-month period
                      preceding the Maturity Date of the related Mortgage Loan.
                      In addition, if the related borrower is unable to
                      simultaneously effectuate the substitution of a substitute property for a released property, such borrower may obtain the release of a related Mortgaged Property upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) the related borrower
                      deposits with mortgagee cash or a letter of credit in an
                      amount equal to the greater of (A) the then fair market
                      value of the proposed released property and (B) the amount that would be required to purchase defeasance collateral
                      necessary to partially defease the Mortgage Loan and
                      obtain the release of the related Mortgaged Property; (ii)
                      the mortgagee must have received a REMIC opinion with
                      respect to such release and substitution; and (iii) the
                      related borrower must satisfy each of the conditions set
                      forth in this paragraph within 90 days after the release
                      of the related Mortgaged Property; provided that if for
                      any reason the substitution fails to occur in 90 days
                      after the release of a related Mortgaged Property, then
                      the mortgagee has the right to use any cash substitution
                      collateral and draw on any letter of credit and apply the
                      proceeds of such draw to purchase the defeasance
                      collateral necessary to effect a partial defeasance in the amount that would be necessary to obtain a release of a
                      related Mortgaged Property.
--------------------- ----------------------------------------------------------
Memphis and Orlando   The related loan documents permit the related borrower,
Industrial Portfolio  after May 17, 2009, to obtain the release of one or more
Rollup (3292042 and   parcels from the lien of the related Mortgage in
3292430)              connection with a partial prepayment of such Mortgage Loan and upon the satisfaction of certain conditions including, without limitation, the following: (i) no event of default exists or, with the passage of time, giving of notice and
                      failure to cure would constitute an event of default under the related loan documents; (ii) the related borrower must pay the related mortgagee an amount equal to 105% of the
                      allocated loan amount for such release parcel; (iii) after giving effect to such release, the debt service coverage
                      ratio for the remaining related Mortgaged Property must
                      not be less than the greater of (A) 1.15x or (B) the debt
                      service coverage ratio for the related Mortgaged
                      Properties combined immediately prior to such release;
                      (iv) after giving effect to such release, the
                      loan-to-value ratio for the remaining related Mortgaged
                      Property must not exceed the lesser of (A) 80% and (B) the loan-to-value ratio for the related Mortgaged Property
                      immediately prior to such release; (v) the related
                      borrower must provide the related mortgagee a REMIC
                      opinion; and (vi) the related borrower must provide the
                      mortgagee confirmation from the applicable rating agencies that any securities secured by the related Mortgage Loan
                      will not suffer a downgrade, withdrawal or qualification
                      of the credit rating then assigned to such securities.
--------------------- ----------------------------------------------------------
Southeast Bank        The related borrower may obtain a release of an individual
Portfolio Pool A      Mortgaged Property and substitute another retail bank
(3290053)             tenanted property of like kind and quality acquired by the related borrower upon the satisfaction of certain
Southeast Bank        conditions including, without limitation, the following:
Portfolio Pool C      (i) no event of default has occurred and is continuing;
(3290087)             (ii) the aggregate allocated loan amount of the
                      substituted properties may not exceed (A) during any 12 consecutive month period, 18% of the initial principal amount of the related Mortgage Loan or (B) during the term of the related Mortgage Loan, 35% of the initial principal amount of the related Mortgage Loan; (iii) the related borrower must have provided the related mortgagee an appraisal dated within 180 days of such substitution indicating that the value of the replacement property is at least equal to the greatest of, (A) 100% of the value of the substituted property preceding the substitution;
                      (B) 125% of the allocated loan amount of the substituted property; and (C) 100% of the value of the substituted property as of the closing date; (iv) the net operating income of the replacement property for the preceding two years must be greater than the net operating income of the substituted property for the same two years; (v) after giving effect to such substitution, the debt service coverage ratio is at least equal to the debt service coverage ratio for the related Mortgage Loan (including the substituted property but excluding the replacement property) for the 12 month period preceding such substitution; (vi) the related borrower must provide the related mortgagee a REMIC opinion stating that such substitution does not constitute a "significant modification" or a "deemed exchange" under the Code; and
                      (vii) the related borrower must provide the mortgagee confirmation from the applicable rating agencies that any securities secured by the related Mortgage Loan will not suffer a downgrade, withdrawal or qualification of the credit rating then assigned to such securities.

                      The related loan documents permit the related borrower, at any time after the earlier to occur of three years after
                      origination of the Mortgage Loan or two years after the
                      startup day of a securitization, to obtain the release of
                      the individual parcels from the lien of the related
                      Mortgage in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) no event of default has
                      occurred and is continuing; (ii) the note must be split
                      into two substitute notes; (iii) the related borrower must provide the related mortgagee a REMIC opinion; (iv) the
                      related borrower must provide the mortgagee confirmation
                      from the applicable rating agencies that any securities
                      secured by the related Mortgage Loan will not suffer a
                      downgrade, withdrawal or qualification of the credit
                      rating then assigned to such securities; and (v) the
                      borrower must deliver defeasance collateral in an amount
                      no less than the greatest of (A) depending upon certain
                      elections available to the related borrower, an amount no
                      less than either 120% or 125% of the allocated loan amount of the release parcel as set forth in the related loan
                      documents, (B) an amount which, after giving effect to
                      such partial defeasance, would result in a debt service
                      coverage ratio for the remaining property not be less than
                      (1) the debt service coverage ratio as of the date of
                      origination of the related Mortgage Loan, (2) if the
                      entire 12 month period immediately following the partial
                      defeasance occurs during the interest only period, an
                      amount not less than 1.30x or (3) if all or any portion of the 12 month period immediately following the partial
                      defeasance occurs during the amortization period, an
                      amount not less than 1.15x and (C) an amount which, after
                      giving effect to such partial defeasance, results in a
                      loan-to-value ratio for the remaining property no greater
                      than 64% or the lesser of (i) 64% and (ii) the
                      pre-defeasance loan to value ratio, depending upon certain elections available to the borrower.
--------------------- ----------------------------------------------------------
Northgate/Blackhawk   The related loan documents permit the related borrower, at
Corporate Center      any time following two years after the closing date of
(3292273)             this securitization, to obtain the release of one of the
                      individual parcels from the lien of the related Mortgage
                      in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) the note must be split into two separate uncross-collateralized notes; (ii) after
                      giving effect to the release, the ratio of the outstanding balance of the related Mortgage Loan to the aggregate fair market value of the remaining Mortgaged Property is not
                      greater than the lesser of (A) the ratio of the
                      outstanding balance of the related Mortgage Loan to the
                      aggregate fair market value of the entire Mortgaged
                      Property as of origination of the related Mortgage Loan
                      and (B) the ratio of the outstanding balance of the
                      related Mortgage Loan to the aggregate fair market value
                      of the entire Mortgaged Property as of the date
                      immediately preceding such release; (iii) after giving
                      effect to such release, the debt service coverage ratio
                      with respect to the remaining Mortgaged Property will be
                      equal to or greater than the greater of (A) the debt
                      service coverage ratio with respect to the entire
                      Mortgaged Property as of origination of the related
                      Mortgage Loan and (B) the debt service coverage ratio with respect to the entire related Mortgaged Property as of the date immediately preceding such release; (iv) the amount
                      of the defeasance note will be 125% of the total related
                      Mortgage Loan amount allocated to the transferred parcel;
                      and (v) the related borrower must provide the mortgagee
                      confirmation from the applicable rating agencies that any
                      securities secured by the related Mortgage Loan will not
                      suffer a downgrade, withdrawal or qualification of the
                      credit rating then assigned to such securities.
--------------------- ----------------------------------------------------------
AmSouth Center -      The related loan documents permit the related borrower, at
Jackson (3290418)     any time following two years after the closing date of
                      this securitization and prior to 90 days before the
                      maturity date of the related Mortgage Loan to obtain the
                      release of a portion of the related Mortgaged Property
                      from the lien of the related Mortgage in connection with a partial defeasance upon the satisfaction of certain
                      conditions including, without limitation, the following:
                      (i) no event of default has occurred and is continuing;
                      (ii) the note must be split into two separate notes; (iii)
                      the related borrower must provide the related mortgagee a
                      REMIC opinion; (iv) the related borrower must provide the
                      mortgagee confirmation from the applicable rating agencies that any securities secured by the related Mortgage Loan
                      will not suffer a downgrade, withdrawal or qualification
                      of the credit rating then assigned to such securities.
--------------------- ----------------------------------------------------------
UNH Apartment         The related loan documents permit the related borrower, at
Portfolio (3293347)   any time following May 1, 2009, to obtain the release of
                      one or more of six designated parcels from the lien of the related Mortgage in connection with a partial prepayment
                      of such Mortgage Loan and upon the satisfaction of certain conditions including, without limitation, the following:
                      (i) no event of default exists or, with the passage of
                      time, giving of notice and failure to cure would
                      constitute an event of default under the related loan
                      documents; (ii) such release occurs on no more than three
                      occasions; (iii) no more than $4,000,000 of the allocated
                      loan amount must be subject to such partial release,
                      regardless of the number of parcels actually released;
                      (iv) the related borrower must pay the related mortgagee
                      an amount equal to 115% of the allocated loan amount for
                      such release parcel; (v) after giving effect to such
                      partial release, the debt service coverage ratio for the
                      remaining property must be no less than the greater of (A)
                      1.15x or (B) the debt service coverage ratio for the
                      entire Mortgaged Property as of the date immediately
                      preceding the date of such partial release; (vi) after
                      giving effect to such partial release, the loan-to-value
                      ratio for the remaining Mortgaged Property must not exceed the lesser of (A) 69.4% or (B) the loan-to-value ratio for the entire Mortgaged Property as of the date immediately
                      preceding the date of such partial release; and (vii) the
                      related borrower must provide the mortgagee confirmation
                      from the applicable rating agencies that any securities
                      secured by the related Mortgage Loan will not suffer a
                      downgrade, withdrawal or qualification of the credit
                      rating then assigned to such securities.
--------------------- ----------------------------------------------------------
College Park Plaza    The related loan documents permit the related borrower to
(3290939)             obtain the release of one or both of the undeveloped out
                      parcels on the Mortgaged Property upon the satisfaction of certain conditions including, without limitation, the
                      following: (i) no event of default exists or an event that with the passage of time or giving of notice and failure
                      to cure such event must constitute an event of default
                      under the related loan documents; (ii) the related
                      borrower will obtain the necessary governmental zoning and land use approvals for the released premises; (iii) the
                      related borrower must provide the related mortgagee with
                      customary opinions and rating agency approval if the
                      Mortgage Loan is part of a securitization; (iv) no partial release may be obtained by the related borrower after one
                      year prior to the maturity date of the related Mortgage
                      Loan; and (v) the released premises and remaining premises must be legally subdivided separate lots with separate tax identification numbers.
--------------------- ----------------------------------------------------------
NNN - Marriott        The related loan documents permit the related borrower, at
Summit Watch          any time after two years after the startup day of a
(3292208)             securitization, to obtain the release of one or both of
                      the individual parcels from the lien of the related
                      Mortgage in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) the note must be split into two separate uncross-collateralized notes; (ii) the
                      outstanding principal amount of the remaining note to the
                      fair market value of the remaining parcel must not be
                      greater than the lesser of (A) 70%, or (B) the
                      loan-to-value ratio immediately preceding the transfer of
                      the released parcel; (iii) the debt service coverage ratio of the remaining note must not be less than the greater of
                      (A) 1.15x or (B) the debt service coverage ratio for the
                      related Mortgage Loan immediately preceding the transfer
                      of the released parcel; and (iv) payment of 110% of the
                      amount allocated to such the released parcel under in the
                      related loan documents.
--------------------- ----------------------------------------------------------
Augusta Woods         The related loan documents permit the related borrower to
(3290509)             obtain the release of a portion of the Mortgaged Property
                      upon the satisfaction of certain conditions including,
                      without limitation, the following: (i) the released
                      portion must be vacant land at the time of the release;
                      (ii) no event of default exists or an event that with the
                      passage of time or giving of notice and failure to cure
                      such event must constitute an event of default under the
                      related loan documents; (iii) such release occurs in no
                      more than two separate conveyances; (iv) the released
                      portion and remaining portion must be legally subdivided
                      separate lots with separate tax identification numbers;
                      (v) the related borrower must provide the related
                      mortgagee a REMIC opinion; and (vi) the related borrower
                      must provide the mortgagee confirmation from the
                      applicable rating agencies that any securities secured by
                      the related Mortgage Loan will not suffer a downgrade,
                      withdrawal or qualification of the credit rating then
                      assigned to such securities.
--------------------- ----------------------------------------------------------
Holiday Inn & Suites The related loan documents permit the related borrower to Tallahassee (3291523) obtain the release of a portion of the vacant land within the Mortgaged Property upon the satisfaction of certain
                      conditions including, without limitation, the following:
                      (i) no event of default exists or, with the passage of
                      time or giving of notice and failure to cure such event
                      must constitute an event of default under the related loan documents; (ii) the related mortgagee must determine that
                      the release will not result in the diminution of value of
                      the Mortgaged Property remaining after the release; (iii)
                      the released premises and remaining premises must be
                      legally subdivided separate lots with separate tax
                      identification numbers; (iv) the related borrower must
                      provide the related mortgagee a REMIC opinion; and (v) the related borrower must provide the mortgagee confirmation
                      from the applicable rating agencies that any securities
                      secured by the related Mortgage Loan will not suffer a
                      downgrade, withdrawal or qualification of the credit
                      rating then assigned to such securities.
--------------------- ----------------------------------------------------------
Marineland Village    The related loan documents permit the related borrower, at
(3292034)             any time following two years after the closing date of
                      this securitization, to obtain the release of one or more
                      of the individual parcels from the lien of the related
                      Mortgage in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) the related borrower must
                      provide defeasance collateral to the related mortgagee in
                      an amount equal to 115% of the allocated loan amount for
                      such release parcel; (ii) after giving effect to such
                      release, the loan-to-value ratio for the Mortgaged
                      Property is no greater than the lesser of (A) the
                      loan-to-value ratio as of the date of origination of the
                      related Mortgage Loan and (B) the loan-to-value ratio as
                      of the date immediately preceding the release; (iii) after giving effect to such release, the debt service coverage
                      ratio for the Mortgaged Property is not less than the
                      greater of (A) the debt service coverage ratio as of the
                      date of origination of the related Mortgage Loan and (B)
                      the debt service coverage ratio as of the date immediately preceding the release; (iv) the related borrower must
                      provide the related mortgagee a REMIC opinion; and (v) the related borrower must provide the mortgagee confirmation
                      from the applicable rating agencies that any securities
                      secured by the related Mortgage Loan will not suffer a
                      downgrade, withdrawal or qualification of the credit
                      rating then assigned to such securities.
--------------------- ----------------------------------------------------------
Chicago Bank          The related loan documents permit the related borrower, at
Portfolio (3290897)   any time following two years after the closing date of
                      this securitization, to obtain the release of one or more
                      of the Mortgaged Properties from the lien of the related
                      Mortgage in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) no event of default has
                      occurred and is continuing; (ii) the defeasance collateral equals 125% of the allocated loan amount with respect to
                      the individual property to be released from the lien of
                      the related Mortgage; (iii) after giving effect to such
                      release, the loan-to-value ratio for the remaining
                      Mortgaged Property must be greater than the lesser of (A)
                      the loan-to-value ratio as of the date of origination of
                      the related Mortgage Loan and (B) the loan-to-value ratio
                      as of the date immediately preceding the release; (iv)
                      after giving effect to such release, the debt service
                      coverage ratio for the remaining property must not be less than (A) the debt service coverage ratio as of the date of origination of the related Mortgage Loan and (B) the debt
                      service coverage ratio as of the date immediately
                      preceding the release; (v) the related borrower must
                      provide the related mortgagee a REMIC opinion; and (vi)
                      the related borrower must provide the mortgagee
                      confirmation from the applicable rating agencies that any
                      securities secured by the related Mortgage Loan will not
                      suffer a downgrade, withdrawal or qualification of the
                      credit rating then assigned to such securities.
--------------------- ----------------------------------------------------------

                              REPRESENTATION 30

                            Defeasance/Prepayment
                            ---------------------


--------------------------------------------------------------------------------
"Defeasance Collateral" will be U.S. Obligations, which provide payments (i) on or prior to, but as close as possible to, the Business Day immediately preceding all Monthly Payment Dates and other scheduled payment dates, if any, under the Mortgage Note after the Defeasance Date and up to and including the maturity date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments relating to such Monthly Payment Dates and other scheduled payment dates.
--------------------------------------------------------------------------------

                              REPRESENTATION 31

     Partial Defeasance/Release for Cross-Collateralized Mortgage Loans.
     -------------------------------------------------------------------


--------------------- ----------------------------------------------------------
COPT Office           The related loan documents permit the related borrower to
Portfolio (3290996)   obtain the release of one or more of the individual
                      properties from the lien of the related Mortgaged Property following two years after the closing date of this securitization upon the satisfaction of the following terms and conditions, including without limitation: (i) no event of default is continuing either immediately before or immediately after such release; (ii) the related borrower defeases an amount of principal equal to 110% of the allocated loan amount for the related Mortgaged
                      Property; and (iii) after giving effect to such release, the underwritten debt service coverage ratio for the remaining Mortgaged Property subject to the lien of the related Mortgage will be no less than the greater of: (A) the underwritten debt service coverage ratio immediately preceding such release and (B) 1.20x.

                      The related Borrower may substitute one of the related
                      Mortgaged Properties upon the satisfaction of certain
                      conditions including, without limitation, the following:
                      (i) no event of default is continuing; (ii) after giving
                      effect to the substitution, the underwritten debt service
                      coverage ratio for all of the related Mortgaged Properties will be no less than the greater of: (A) the underwritten
                      debt service coverage ratio for all of the related
                      Mortgage Properties immediately preceding such
                      substitution and (B) 1.20x; (iii) after giving effect to
                      the substitution, the loan-to-value ratio for all of the
                      related Mortgaged Properties will be no greater than the
                      lesser of: (A) the loan-to-value ratio for all of the
                      related Mortgaged Properties immediately preceding such
                      substitution and (B) 75%; (iv) the related borrower must
                      provide the mortgagee confirmation from the applicable
                      rating agencies that any securities secured by the related
                      Mortgage Loan will not suffer a downgrade, withdrawal or
                      qualification of the credit rating then assigned to such
                      securities; (v) the mortgagee must have received a REMIC
                      opinion with respect to such substitution; and (vi) no
                      substitution will occur during the 12-month period
                      preceding the Maturity Date of the related Mortgage Loan.
                      In addition, if the related borrower is unable to
                      simultaneously effectuate the substitution of a substitute property for a released property, such borrower may obtain the release of a related Mortgaged Property upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) the related borrower
                      deposits with mortgagee cash or a letter of credit in an
                      amount equal to the greater of (A) the then fair market
                      value of the proposed released property and (B) the amount that would be required to purchase defeasance collateral
                      necessary to partially defease the Mortgage Loan and
                      obtain the release of the related Mortgaged Property; (ii)
                      the mortgagee must have received a REMIC opinion with
                      respect to such release and substitution; and (iii) the
                      related borrower must satisfy each of the conditions set
                      forth in this paragraph within 90 days after the release
                      of the related Mortgaged Property; provided that if for
                      any reason the substitution fails to occur in 90 days
                      after the release of a related Mortgaged Property, then
                      the mortgagee has the right to use any cash substitution
                      collateral and draw on any letter of credit and apply the
                      proceeds of such draw to purchase the defeasance
                      collateral necessary to effect a partial defeasance in the amount that would be necessary to obtain a release of a
                      related Mortgaged Property.
--------------------- ----------------------------------------------------------
Memphis and Orlando   The related loan documents permit the related borrower,
Industrial Portfolio  after May 17, 2009, to obtain the release of one or more
Rollup (3292042 and   parcels from the lien of the related Mortgage in
3292430)              connection with a partial prepayment of such Mortgage Loan and upon the satisfaction of certain conditions including, without limitation, the following: (i) no event of default exists or, with the passage of time, giving of notice and
                      failure to cure would constitute an event of default under the related loan documents; (ii) the related borrower must pay the related mortgagee an amount equal to 105% of the
                      allocated loan amount for such release parcel; (iii) after giving effect to such release, the debt service coverage
                      ratio for the remaining related Mortgaged Property must
                      not be less than the greater of (A) 1.15x or (B) the debt
                      service coverage ratio for the related Mortgaged
                      Properties combined immediately prior to such release;
                      (iv) after giving effect to such release, the
                      loan-to-value ratio for the remaining related Mortgaged
                      Property must not exceed the lesser of (A) 80% and (B) the loan-to-value ratio for the related Mortgaged Property
                      immediately prior to such release; (v) the related
                      borrower must provide the related mortgagee a REMIC
                      opinion; and (vi) the related borrower must provide the
                      mortgagee confirmation from the applicable rating agencies that any securities secured by the related Mortgage Loan
                      will not suffer a downgrade, withdrawal or qualification
                      of the credit rating then assigned to such securities.
--------------------- ----------------------------------------------------------
Southeast Bank        The related borrower may obtain a release of an individual
Portfolio Pool A      Mortgaged Property and substitute another retail bank
(3290053)             tenanted property of like kind and quality acquired by the related borrower upon the satisfaction of certain
Southeast Bank        conditions including, without limitation, the following:
Portfolio Pool C      (i) no event of default has occurred and is continuing;
(3290087)             (ii) the aggregate allocated loan amount of the
                      substituted properties may not exceed (A) during any 12 consecutive month period, 18% of the initial principal amount of the related Mortgage Loan or (B) during the term of the related Mortgage Loan, 35% of the initial principal amount of the related Mortgage Loan; (iii) the related borrower must have provided the related mortgagee an appraisal dated within 180 days of such substitution indicating that the value of the replacement property is at least equal to the greatest of, (A) 100% of the value of the substituted property preceding the substitution;
                      (B) 125% of the allocated loan amount of the substituted property; and (C) 100% of the value of the substituted property as of the closing date; (iv) the net operating income of the replacement property for the preceding two years must be greater than the net operating income of the substituted property for the same two years; (v) after giving effect to such substitution, the debt service coverage ratio is at least equal to the debt service coverage ratio for the related Mortgage Loan (including the substituted property but excluding the replacement property) for the 12 month period preceding such substitution; (vi) the related borrower must provide the related mortgagee a REMIC opinion stating that such substitution does not constitute a "significant modification" or a "deemed exchange" under the Code; and
                      (vii) the related borrower must provide the mortgagee confirmation from the applicable rating agencies that any securities secured by the related Mortgage Loan will not suffer a downgrade, withdrawal or qualification of the credit rating then assigned to such securities.

                      The related loan documents permit the related borrower, at any time after the earlier to occur of three years after
                      origination of the Mortgage Loan or two years after the
                      startup day of a securitization, to obtain the release of
                      the individual parcels from the lien of the related
                      Mortgage in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) no event of default has
                      occurred and is continuing; (ii) the note must be split
                      into two substitute notes; (iii) the related borrower must provide the related mortgagee a REMIC opinion; (iv) the
                      related borrower must provide the mortgagee confirmation
                      from the applicable rating agencies that any securities
                      secured by the related Mortgage Loan will not suffer a
                      downgrade, withdrawal or qualification of the credit
                      rating then assigned to such securities; and (v) the
                      borrower must deliver defeasance collateral in an amount
                      no less than the greatest of (A) depending upon certain
                      elections available to the related borrower, an amount no
                      less than either 120% or 125% of the allocated loan amount of the release parcel as set forth in the related loan
                      documents, (B) an amount which, after giving effect to
                      such partial defeasance, would result in a debt service
                      coverage ratio for the remaining property not be less than
                      (1) the debt service coverage ratio as of the date of
                      origination of the related Mortgage Loan, (2) if the
                      entire 12 month period immediately following the partial
                      defeasance occurs during the interest only period, an
                      amount not less than 1.30x or (3) if all or any portion of the 12 month period immediately following the partial
                      defeasance occurs during the amortization period, an
                      amount not less than 1.15x and (C) an amount which, after
                      giving effect to such partial defeasance, results in a
                      loan-to-value ratio for the remaining property no greater
                      than 64% or the lesser of (i) 64% and (ii) the
                      pre-defeasance loan to value ratio, depending upon certain elections available to the borrower.
--------------------- ----------------------------------------------------------
Northgate/Blackhawk   The related loan documents permit the related borrower, at
Corporate Center      any time following two years after the closing date of
(3292273)             this securitization, to obtain the release of one of the
                      individual parcels from the lien of the related Mortgage
                      in connection with a partial defeasance upon the
                      satisfaction of certain conditions including, without
                      limitation, the following: (i) the note must be split into two separate uncross-collateralized notes; (ii) after
                      giving effect to the release, the ratio of the outstanding balance of the related Mortgage Loan to the aggregate fair market value of the remaining Mortgaged Property is not
                      greater than the lesser of (A) the ratio of the
                      outstanding balance of the related Mortgage Loan to the
                      aggregate fair market value of the entire Mortgaged
                      Property as of origination of the related Mortgage Loan
                      and (B) the ratio of the outstanding balance of the
                      related Mortgage Loan to the aggregate fair market value
                      of the entire Mortgaged Property as of the date
                      immediately preceding such release; (iii) after giving
                      effect to such release, the debt service coverage ratio
                      with respect to the remaining Mortgaged Property will be
                      equal to or greater than the greater of (A) the debt
                      service coverage ratio with respect to the entire
                      Mortgaged Property as of origination of the related
                      Mortgage Loan and (B) the debt service coverage ratio with respect to the entire related Mortgaged Property as of the date immediately preceding such release; (iv) the amount
                      of the defeasance note will be 125% of the total related
                      Mortgage Loan amount allocated to the transferred parcel;
                      and (v) the related borrower must provide the mortgagee
                      confirmation from the applicable rating agencies that any
                      securities secured by the related Mortgage Loan will not
                      suffer a downgrade, withdrawal or qualification of the
                      credit rating then assigned to such securities.
--------------------- ----------------------------------------------------------

                              REPRESENTATION 37

                            Single Purpose Entity.
                            ----------------------


--------------------------------- ----------------------------------------------
Camino Village / Lakeside Plaza   The aggregate amount of the related Mortgage
/ University Avenue / Rancho      Loans is in excess of $25,000,000; however
Mirada / Villa Norte (3291838,    the related Borrowers are not Single Purpose
3291846, 3291861, 3291853,        Entities.
3291879)
--------------------------------- ----------------------------------------------
255 Rockville Pike (3290129)      The related Mortgaged Property is owned by
                                  the owner(s) of the related Borrower and such
Perryville Crossing (3292513)     related Borrower executed the related
                                  Mortgage Note and related loan agreement (if
Forest Lake Apartments (3291226)  any). The related Mortgage Loan is secured by an Indemnity Guaranty, an Indemnity Deed of
                                  Trust and Security Agreement, and an
                                  Indemnity Assignment of Leases and Rents,
                                  which documents have been executed by the
                                  owner(s) of the related Borrower. This
                                  structure is known as an Indemnity Deed of
                                  Trust, which is specific to the State of
                                  Maryland.
--------------------------------- ----------------------------------------------

                              REPRESENTATION 39

                                 Tax Parcels.
                                 ------------


--------------------------------- ----------------------------------------------
Southeast Bank Portfolio Pool A   The portion of the related Mortgaged Property
(3290053)                         subject to a Ground Lease does not constitute
                                  a separate tax parcel.
Southeast Bank Portfolio Pool C
(3290087)
--------------------------------- ----------------------------------------------

                              REPRESENTATION 42

                            Operating Statements.


--------------------------------- ----------------------------------------------
255 Rockville Pike (3290129)      Pursuant to the Indemnity Guaranty or
                                  Indemnity Deed of Trust, the related property
Perryville Crossing (3292513)     owner has the obligation to deliver the
                                  operating statements for the related
Forest Lake Apartments (3291226)  Mortgaged Property.
--------------------------------- ----------------------------------------------

                              REPRESENTATION 43

                              Servicing Rights.
                              -----------------


--------------------------------- ----------------------------------------------
COPT Office Portfolio (3290996)   The related mortgagee has the right to
                                  transfer servicing of the related Mortgage
                                  Loan to a third-party in the related
                                  mortgagee's sole discretion. In the event the
                                  related mortgagee proposes to transfer the
                                  primary servicing rights for the related
                                  Mortgage Loan to a party other than Wachovia
                                  Bank, National Association, the related
                                  Borrower will have the option, upon
                                  increasing the interest rate by 0.01%, to
                                  require the related mortgagee to engage
                                  Holliday Fenoglio Fowler as a non-cashiering
                                  subservicer for such Mortgage Loan.
--------------------------------- ----------------------------------------------

                              REPRESENTATION 44

                                  Recourse.
                                  ---------


--------------------------------------------------------------------------------
Guarantors of the recourse carveout liability provisions for Mortgage Loans in which the Mortgaged Property is owned by tenants in common may be limited such that each related tenant in common and/or guarantor is liable only for its own acts or omissions.
--------------------------------------------------------------------------------
6770 Bermuda (3290335)            The recourse indemnity obligation of the
                                  principal of the related Borrower is capped
                                  in amount equal to $3,000,000. There is no
                                  stated cap on the environmental indemnity
                                  obligations of the principal of the related
                                  Borrower.
--------------------------------- ----------------------------------------------
Blankenbaker Place (3290673)      The Guaranty is limited to $6,300,000 and
                                  terminates on October 1, 2017, which is the
                                  maturity date of the related Mortgage Loan.
--------------------------------- ----------------------------------------------

                              REPRESENTATION 46

                      Fee Simple or Leasehold Interests.
                      ----------------------------------


--------------------------------- ----------------------------------------------
255 Rockville Pike (3290129)      The related Mortgaged Property is owned by
                                  the owner(s) of the related Borrower and such
Perryville Crossing (3292513)     related Borrower executed the related
                                  Mortgage Note and related loan agreement (if
Forest Lake Apartments (3291226)  any). The related Mortgage Loan is secured by an Indemnity Guaranty, an Indemnity Deed of
                                  Trust and Security Agreement, and an
                                  Indemnity Assignment of Leases and Rents,
                                  which documents have been executed by the
                                  owner(s) of the related Borrower. This
                                  structure is known as an Indemnity Deed of
                                  Trust, which is specific to the State of
                                  Maryland.
--------------------------------- ----------------------------------------------

                              REPRESENTATION 53


                            Additional Collateral.
                            ----------------------

--------------------------------- ----------------------------------------------
600 West Chicago (3290269)        The Mortgaged Property secures four separate
                                  pari passu promissory notes in the following amounts:

                                  Note A-1: $66,250,000

                                  Note A-2: $64,750,000

                                  Note A-3: $67,000,000

                                  Note A-4: $67,000,000
--------------------------------- ----------------------------------------------
AmSouth Center (3290434)          The related Mortgage secures two notes, a
                                  Note A and a Note B.
Capitol Square Office Building
(3290772)

Augusta Woods (3290509)
Viking Plaza (3293511)
--------------------------------- ----------------------------------------------
Northgate/Blackhawk Corporate     Subject to certain conditions set forth in
Center (3292273)                  the related Mortgage Loan documents, the
                                  related Borrower is permitted to incur
824 Market (3292174)              certain subordinate financing secured by the
                                  Mortgaged Property.
Round Top RV Park (3292794)

Lake of the Woods (3291788)

Onyx Building      (3292422)

Plymouth Rock RV Resort (3292554)

River Ridge Apartments (3292737)

Gateway Retail Center (3291275)
--------------------------------- ----------------------------------------------